REVISED PRELIMINARY COPY — SUBJECT TO COMPLETION — DATED MAY 29, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A INFORMATION

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VAXART, INC.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REVISED PRELIMINARY COPY — SUBJECT TO COMPLETION — DATED MAY 29, 2026

LETTER TO OUR STOCKHOLDERS

[•], 2026

Dear Fellow Vaxart Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to the 2026 Annual Meeting of Stockholders of Vaxart, Inc. The meeting will be held virtually via live webcast on [•], 2026, at [•] [a.m.] Pacific Time.

Vaxart is entering a pivotal phase as we demonstrate the value of our unique oral vaccine platform and position our Company to create stockholder value. Over the last year, we have made meaningful progress advancing our clinical roadmap, strengthened our near-term financial position to provide the runway to capture the potential upside from key upcoming milestones, and refreshed and enhanced our Board with the addition of James B. Breitmeyer, who brings more than 35 years of extensive clinical development, vaccine and regulatory experience.

While we are making significant progress, we understand there is more work to do. We are moving with urgency, and we are focused on proving that the future of vaccination is oral. We are committed to disciplined execution to realize the market potential of our platform and the opportunities we believe lie ahead for our stockholders.

More information on the Annual Meeting, the Board’s recommendations and our Company can be found in the enclosed proxy materials or other materials we will send to you regarding the Annual Meeting. We encourage you to read these materials when deciding how to vote your shares at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by submitting your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials using the WHITE proxy card or WHITE instruction form or notice. Submitting your proxy will mean that you are represented at the Annual Meeting even if you do not attend.

YOUR VOTE IS IMPORTANT

Your vote is especially important at this year’s Annual Meeting. Vaxart received notice that a stockholder, Daniel P. Houle, intends to nominate himself and two additional candidates for election as directors at the Annual Meeting in opposition to the nominees recommended by the Board. The Board does NOT endorse any of the director nominees submitted by Mr. Houle.

THE BOARD unanimously recommends that you vote your shares “FOR” the election of each of the six (6) highly qualified nominees proposed by the Board on the enclosed WHITE proxy card or WHITE voting instruction form:

•        James B. Breitmeyer

•        Kevin P. Finney

•        Elaine J. Heron

•        Steven Lo

•        W. Mark Watson, and

•        David Wheadon.

The Board strongly urges you to discard and NOT to vote using any [•] proxy cards sent to you by or on behalf of Mr. Houle.

If you have already completed and signed any [•] proxy card provided by or on behalf of Mr. Houle, you have every legal right to change your vote by completing, signing, and dating the enclosed WHITE proxy card and promptly mailing it in the postage prepaid envelope provided or by following the instructions on the enclosed WHITE proxy card to vote via the Internet. Only your latest-dated proxy will count.

We thank you for your continued support and investment in Vaxart.

/s/ W. Mark Watson
W. Mark Watson
Lead Independent Director South San Francisco, California

REVISED PRELIMINARY COPY — SUBJECT TO COMPLETION — DATED MAY 29, 2026

VAXART, INC.
310 Utah Avenue, Suite 150
South San Francisco, CA 94080

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on [•], [•], 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of Vaxart, Inc., a Delaware corporation (the “Company”), to be held in a virtual-only format via live webcast on [•], 2026 at [•] [a.m.] Pacific Time.

You can attend the Annual Meeting of Stockholders online, vote your shares electronically and submit your questions during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/VXRT2026. To participate in the Annual Meeting, you must pre-register at http://www.proxyvote.com by [•] [a.m.] Eastern Time on [•], 2026 using the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

The items for business at the meeting are:

1.	To elect six (6) director nominees to the Company’s Board of Directors to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
2.	To ratify the selection by our Audit Committee of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026.
3.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

We will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

You are entitled to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on [•], 2026.

If you are a stockholder of record, you may vote your shares in one of these ways:

•        To vote your shares electronically at the Annual Meeting, in addition to pre-registering to attend the meeting, visit http://www.virtualshareholdermeeting.com/VXRT2026 and enter the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

•        To submit a proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the proxyholders named therein will vote your shares as you direct.

•        To submit a proxy through the Internet before the meeting, go to http://www.proxyvote.com to complete an electronic proxy card (or scan the QR code provided on the notice or proxy card with your mobile device). You will be asked to provide the company number and control number from your proxy card. Your proxy submitted by Internet should be received by 11:59 p.m., Eastern Time on [•], 2026 in order to ensure that it is counted.

If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you may vote your shares in one of these ways:

•        To vote electronically at the Annual Meeting, in addition to pre-registering to attend the meeting, you will need to provide a legal proxy from your bank, broker or other nominee. Beneficial owners are strongly encouraged to obtain the legal proxy at least 5 days prior to the meeting. Beneficial owners will need to have an electronic image (such as a pdf file or scan) of the legal proxy ready to include when voting. You should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record for information about how to obtain a legal proxy. You may then vote during the meeting by visiting http://www.virtualshareholdermeeting.com/VXRT2026 and entering the 16-digit control number included in your notice.

•        To vote in advance of the Annual Meeting, you should instruct your broker, bank, or other nominee how to vote your shares by following the voting instructions in the voting instruction form provided by your broker, bank, or other nominee. You must follow the voting instructions in that voting instruction form to ensure that your vote is counted.

Important Information

Your vote is especially important at this year’s Annual Meeting. The Company received notice that a stockholder, Daniel P. Houle, intends to nominate himself and two additional candidates for election as directors at the Annual Meeting in opposition to the nominees recommended by the Company’s Board of Directors (the “Board”). The Board does NOT endorse any of the director nominees submitted by Mr. Houle.

The Board unanimously recommends that you vote your shares “FOR” the election of each of the six (6) highly qualified nominees proposed by the Board on the enclosed WHITE proxy card or WHITE voting instruction form: James B. Breitmeyer, Kevin P. Finney, Elaine J. Heron, Steven Lo, W. Mark Watson, and David Wheadon. The Board strongly urges you to discard and NOT to vote using any [•] proxy cards sent to you by or on behalf of Mr. Houle.

If you have already completed and signed any [•] proxy card provided by or on behalf of Mr. Houle, you have every legal right to change your vote by completing, signing, and dating the enclosed WHITE proxy card and promptly mailing it in the postage prepaid envelope provided or by following the instructions on the enclosed WHITE proxy card to vote via the Internet. Only your latest-dated proxy will count.

Please note that this year, your proxy card looks different. It has more names on it than there are seats up for election, under recent requirements called the “universal proxy rules.” This means the Company’s proxy card is required to list Mr. Houle’s nominees in addition to the Board’s nominees. Please mark your card carefully and only vote your shares “FOR” the election of the six (6) nominees recommended by the Board and “FOR” all other proposals recommended by the Board.

If you have any questions or require any assistance with voting your shares, please call Vaxart’s proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent
15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:
1-855-264-1527
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422

By Order of the Board of Directors
/s/ W. Mark Watson
W. Mark Watson
Lead Independent Director
South San Francisco, California [•], 2026

VAXART, INC.
PROXY STATEMENT

i

PROXY STATEMENT

Your proxy is being solicited by the Board of Directors (the “Board”) of Vaxart, Inc. (“Vaxart” or the “Company”) in this proxy statement for use at the Company’s 2026 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) to be held on [•], 2026, at [•] [a.m.] Pacific Time for the purposes set forth herein.

The Notice of 2026 Annual Meeting of Stockholders (the “Notice”), this Proxy Statement, our form of WHITE proxy, and our 2026 Annual Report on Form 10-K and Amendment No. 1 on Form 10-K/A for the fiscal year ended December 31, 2025 (the “Annual Report”) are first being sent to stockholders on or about [•], 2026.

The Company’s principal executive offices are located at 310 Utah Avenue, Suite 150, South San Francisco, California, 94080 and its telephone number at that address is (650) 550-3500.

Questions and Answers About the Annual Meeting, Proxy Solicitation,
and Voting Information

Why did I receive these materials?

You received this proxy statement and the enclosed WHITE proxy card because you were a holder of Vaxart, Inc.’s common stock, par value $0.0001 (the “common stock”), as of the close of business on [•], 2026 (the “record date”) and are, therefore, entitled to vote your shares of common stock at the Annual Meeting, whether or not you attend the Annual Meeting.

How do I attend the Annual Meeting?

You can attend the Annual Meeting of Stockholders online, vote your shares electronically and submit your questions during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/VXRT2026. To participate in the Annual Meeting, you must pre-register at http://www.proxyvote.com by [•] [a.m.] Eastern Time on [•], 2026 using the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

There is no physical location for the Annual Meeting. All stockholders as of the record date are cordially invited to virtually attend the Annual Meeting. In order to attend the Annual Meeting, you will need to pre-register.

As always, we encourage you to vote your shares prior to the Annual Meeting by following the instructions on your proxy card or in the instructions that accompanied your proxy materials.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on [•], 2026, will be entitled to vote their shares at the Annual Meeting. On the record date, there were [•] shares of our common stock outstanding and entitled to vote.

What am I voting on? How does the Board recommend that I vote on these proposals?

Our Annual Meeting will be held for the following purposes:

•        Proposal No. 1 — To elect six (6) director nominees to the Company’s Board to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

☑ Our Board has nominated and unanimously recommends that stockholders vote “FOR” only the six (6) nominees proposed by the Board:

•        James B. Breitmeyer

•        Kevin P. Finney

•        Elaine J. Heron

•        Steven Lo

•        W. Mark Watson

•        David Wheadon

•        Proposal No. 2 — To ratify the selection by our Audit Committee of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026.

☑ Our Board unanimously recommends that stockholders vote “FOR” the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026.

•        Proposal No. 3 — To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

☑ Our Board unanimously recommends that stockholders vote “FOR” the approval of executive compensation.

At the meeting, we will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

What if another matter is properly brought before the meeting?

The Board knows of no other business to be considered at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting, and you have properly submitted your WHITE proxy, then the persons named in the accompanying WHITE proxy will be authorized to vote on those matters in their discretion.

Who is Mr. Houle and how is he involved in the Annual Meeting?

Mr. Houle is a stockholder who previously notified the Company that he intends to nominate himself, Mark Silverberg, and Matthew M. Wallace for election as directors at the Annual Meeting in opposition to the nominees recommended by the Board.

According to Mr. Houle’s nomination notice (the “Nomination Notice”), the participants in Mr. Houle’s solicitation include seven other stockholders, including Mr. Silverberg and Mr. Wallace (Mr. Houle and the other seven stockholders participating in his solicitation are referred to collectively as the “Houle Group”, and Mr. Houle, Mr. Silverberg, and Mr. Wallace are referred to collectively as the “Houle Nominees”). The Nomination Notice indicated that, as of February 20, 2026, the date of the Nomination Notice, Mr. Houle and the other members of Houle Group collectively owned 1,739,782 shares of Company common stock, or about 0.7% of the Company’s then-outstanding common stock, which included the 15,622 shares held by Mr. Houle.

IMPORTANT:

The Board does NOT endorse any of the nominees for director submitted by Mr. Houle and unanimously recommends that you vote your shares “FOR” the election of each of the six (6) highly qualified nominees proposed by our Board ON THE ENCLOSED WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM:

•        James B. Breitmeyer

•        Kevin P. Finney

•        Elaine J. Heron

•        Steven Lo

•        W. Mark Watson, and

•        David Wheadon.

You may receive solicitation materials from Mr. Houle, including proxy statements and [•] proxy cards. Vaxart is not responsible for the accuracy or completeness of any information provided by or on behalf of Mr. Houle or his nominees or any other statements Mr. Houle and the Houle Group may make.

The Board strongly urges you to discard and NOT to vote using any [•] proxy card sent to you by Mr. Houle.

If you have already submitted a [•] proxy card sent to you by, or on behalf of, Mr. Houle, you can revoke such proxy and vote your shares for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by marking, signing and dating the enclosed WHITE proxy card or voting instruction form and returning it in the enclosed postage-paid envelope or by using the information on the WHITE proxy card or voting instruction form or notice to vote your shares via the Internet or by otherwise following the instructions on your WHITE proxy card or voting instruction form.

Only your latest validly executed and submitted proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

If you have any questions or need assistance voting, please call Campaign Management, the Company’s proxy solicitor, at (855) 264-1527 (toll-free from the U.S. and Canada) or +1 (212) 632-8422 from other countries.

What if I receive more than one universal WHITE proxy card or set of proxy materials from the Company?

If your shares are held in more than one account, you will receive more than one universal WHITE proxy card, and in that case, you can and are urged to vote all of your shares by completing, signing, dating, and returning all universal WHITE proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote via the Internet, please vote using each universal WHITE proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian, or other representative, please print your full name and title on the proxy card.

The Company may conduct multiple mailings prior to the Annual Meeting to ensure stockholders have the Company’s latest proxy materials to vote.

The Company will send you a new universal white proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every universal white proxy card you receive. The latest dated proxy you submit will be counted.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?

Yes. The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules requiring the use of a universal proxy card in contested director elections. Although Vaxart is required to include all nominees for election on its universal proxy card, Vaxart does not endorse any of the Houle Nominees and unanimously recommends the Company’s stockholders vote their shares ONLY “FOR” the election of each of the six (6) nominees recommended by the Board by submitting the enclosed WHITE proxy card or voting instruction form.

Why have I received different color proxy cards?

As discussed above, Mr. Houle has notified us that he intends to nominate three candidates for election as directors at the Annual Meeting, including himself. The Board has sent you the enclosed WHITE proxy card or voting instruction form. Mr. Houle may send you a [•] proxy card. The Board recommends you use the enclosed WHITE proxy card or voting instruction form to vote your shares “FOR” only the six (6) nominees proposed by the Board for election as directors. The Board also recommends that you disregard and discard any [•] proxy cards you receive.

Please note that instructing to vote “WITHHOLD” with respect to any of the Houle Nominees on a [•] proxy card or voting instruction form is not the same as voting “FOR” the six (6) Board nominees because any vote using the [•] proxy card voting instruction form will revoke any proxy you previously submitted on a WHITE proxy card or voting instruction form.

Even though you can vote your shares for the Board nominees on the [•] proxy card, we urge you to support our director nominees and vote your shares “FOR” the election of ONLY the six (6) nominees recommended by the Board by submitting the enclosed WHITE proxy card.

If you have already submitted a [•] proxy card sent to you by, or on behalf of, Mr. Houle, you can revoke such proxy and vote your shares for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by using the information on the WHITE proxy card or voting instruction form or notice to vote your shares via the Internet or by otherwise following the instructions on your WHITE proxy card or voting instruction form. Only your latest validly executed proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

What should I do if I receive a [•] proxy card from Mr. Houle?

The Board recommends that you disregard and discard any [•] proxy card sent to you by, or on behalf of, Mr. Houle. The Board unanimously does NOT endorse any of the nominees for director submitted by Mr. Houle and unanimously recommends that you vote your shares “FOR” the election of each of the six (6) highly qualified nominees proposed by the Board using only the enclosed WHITE proxy card or voting instruction form. If you have already voted your shares using a [•] proxy card sent to you by Mr. Houle, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card or voting instruction form to vote in favor of only the six (6) nominees recommended by the Board — by Internet or by signing, dating and returning the enclosed WHITE proxy card or voting instruction form. Only your latest validly executed proxy will count.

Where can I find more information about the Houle Nominees?

Mr. Houle’s proxy statement is required to include certain information about the Houle Nominees, including information concerning material proceedings in which the Houle Nominees are adverse to the Company or have an interest adverse to the Company, biographical information, arrangements with the Houle Nominees pursuant to which they were selected as director nominees, transactions between the Company and the Houle Nominees, and information concerning the independence of the Houle Nominees. Once filed, you may access Mr. Houle’s proxy solicitation materials and other relevant documents, without cost, via the SEC’s website at www.sec.gov. We are not responsible for the accuracy of any information provided by or relating to Mr. Houle or the Houle Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Mr. Houle or any other statements that Mr. Houle may otherwise make.

How do I vote?

Your voting method depends on whether you are a stockholder of record or a beneficial owner.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote your shares electronically at the Annual Meeting, vote your shares by proxy at the meeting, vote your shares by proxy in advance of the meeting through the Internet by visiting http://www.proxyvote.com and entering the 16-digit control number included in your proxy card, or submit a proxy to vote your shares in advance of the meeting by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting electronically, we urge you to vote your shares by proxy to ensure your vote is counted. You may still attend the meeting virtually and vote your shares electronically even if you have already voted by proxy.

•        To vote your shares electronically at the Annual Meeting, visit http://www.virtualshareholdermeeting.com/VXRT2026 and enter the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

•        To submit a proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the proxyholders named therein will vote your shares as you direct.

•        To submit a proxy through the Internet before the meeting, go to http://www.proxyvote.com to complete an electronic proxy card (or scan the QR code provided on the notice or proxy card with your mobile device). You will be asked to provide the company number and control number from your proxy card. Your proxy submitted by Internet should be received by 11:59 p.m., Eastern Time on [•], 2026 in order to ensure that it is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you may vote your shares (i) in advance of the Annual Meeting by directing your broker, bank, or other nominee how to vote, or (ii) at the Annual Meeting.

•        To vote electronically at the Annual Meeting, in addition to pre-registering to attend the meeting, you will need to provide a legal proxy from your bank, broker or other nominee. Beneficial owners are strongly encouraged to obtain the legal proxy at least 5 days prior to the meeting. Beneficial owners will need to have an electronic image (such as a pdf file or scan) of the legal proxy ready to include when voting. You should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record for information about how to obtain a legal proxy. You may then vote during the meeting by visiting http://www.virtualshareholdermeeting.com/VXRT2026 and entering the 16-digit control number included in your notice.

•        To vote in advance of the Annual Meeting, you should instruct your broker, bank, or other nominee how to vote your shares by following the voting instructions in the voting instruction form provided by your broker, bank, or other nominee. You must follow the voting instructions in that voting instruction form to ensure that your vote is counted.

In most cases, you will be able to vote by mail or via the Internet; however, please refer to your voting instruction form for full details. As discussed herein, your broker, bank, or other nominee may not be able to vote your shares on any matters at the Annual Meeting unless you provide instructions on how to vote your shares.

The ability to submit a proxy via the Internet may be provided to allow you to submit a proxy to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you hold as of the record date.

What if I return my WHITE proxy but don’t vote for any or some of the matters listed on my proxy card?

If you return a signed WHITE proxy card without indicating your vote (and the proxy is not revoked), your shares will be voted “FOR” the election of all nominees for directors recommended by the Company’s Board of Directors (Proposal No. 1), “FOR” Proposal No. 2, and “FOR” Proposal No. 3.

Will my shares be voted if I do nothing?

If you are a stockholder of record and do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a beneficial holder and do not instruct your broker, bank, or other nominee how to vote your shares, your broker may not be able to vote on your behalf without instruction as to any matter that is considered non-routine under applicable rules of the New York Stock Exchange (the “NYSE”). For more information, please see “What are broker non-votes?” in this proxy statement.

What happens if I return a universal proxy card but give voting instructions “FOR” more than six (6) candidates?

If you are a registered holder and submit a validly executed proxy card but vote your shares “FOR” the election of more than six nominees, all of your votes with respect to the election of directors will be invalid and will not be counted. Votes on other matters included on the proxy card for which there is no overvote can be counted, and can be counted for purposes of determining a quorum.

What happens if I submit a universal proxy card but give voting instructions “FOR” fewer than six (6) candidates?

An “under-vote” occurs when a stockholder submits fewer votes “FOR” director nominees than there are director seats up for election. To the extent an under-vote (i.e., voting “FOR” with respect to fewer than six (6) nominees on Proposal No. 1) occurs on any stockholder’s universal proxy card, your shares will only be voted FOR those nominees you have so marked and “WITHHOLD” with respect to the other nominees. We encourage you to vote by Internet to avoid an “under-vote.”

May I revoke my proxy and change my vote?

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting by doing one of the following:

•        Voting again via the Internet prior to 11:59 p.m., Eastern Time, on [•], 2026;

•        Giving written notice to the Corporate Secretary of the Company;

•        Delivering a later-dated proxy to the Company; or

•        Voting during the Annual Meeting by completing and submitting a ballot that will be available on the meeting website, [•].

If you are a beneficial owner, please check your WHITE voting instruction form or contact the bank or broker that holds your shares for instructions on how to revoke or change your voting instruction. If you have already voted using a [•] proxy card sent to you by Mr. Houle, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card or voting instruction form to vote your shares in favor of only the six (6) nominees recommended by the Board — by Internet or by signing, dating and returning the enclosed WHITE proxy card or voting instruction form.

What happens if Mr. Houle withdraws or abandons his solicitation or fails to comply with the universal proxy rules and I already granted proxy authority in favor of Mr. Houle and his slate?

If Mr. Houle withdraws or abandons his solicitation or fails to comply with the universal proxy rules, any votes cast in favor of Mr. Houle’s director nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or Mr. Houle’s [•] proxy card.

Stockholders are encouraged to vote their shares by submitting the WHITE proxy card or voting instruction form. If Mr. Houle withdraws or abandons his solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card or voting instruction form.

What are “broker non-votes”?

If you hold your common shares in “street name” (that is, through a broker, bank or other holder of record), you are considered a “beneficial owner” of shares held in street name. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction form included in the mailing or by following their instructions for voting via the Internet. If you are a street name holder and your shares are registered in the name of a broker, the NYSE rules applicable to brokers who have record ownership of listed Company stock determine whether your broker may vote your shares in its discretion, even if it does not receive voting instructions from you (so-called “discretionary voting authority”).

A “broker non-vote” occurs when a broker submits a proxy on behalf of a beneficial owner for a stockholder meeting, but does not vote on a particular proposal because such broker does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non-votes, if any, will be included in the calculation of the number of votes considered to be present for the purpose of determining a quorum.

Under the NYSE rules, the election of directors (Proposal No. 1) and the advisory vote on executive compensation (Proposal No. 3) are considered “non-routine” matters for which brokers may not exercise discretionary voting authority. In contrast, under the NYSE rules, the ratification of the selection of the independent registered public accounting firm (Proposal No. 2) is typically a “routine” matter as to which a broker will have discretionary authority to vote shares if they have not received voting instructions at least 10 days prior to the Annual Meeting. However, given the contested nature of the Annual Meeting, to the extent that street name holders are provided with Mr. Houle’s [•] proxy card or voting instruction form, brokers will not have discretionary voting authority to vote on any of the proposals at the Annual Meeting, including Proposal No. 2 to ratify the selection of the independent registered public accounting firm, without being provided voting instructions.

We urge you to instruct your broker, bank, or other nominee how you wish your shares to be voted.

Who will count the votes?

First Coast Results, Inc., an independent third party, acting as the inspector of election, will tabulate and certify the votes.

What is the quorum requirement?

A quorum of stockholders is generally required to hold a valid meeting of stockholders. A quorum is present if stockholders holding at least one-third in voting power of the outstanding shares entitled to vote at a meeting are present in person at the meeting or represented by proxy.

If there are not sufficient shares present or represented by proxy at the Annual Meeting to constitute a quorum, then either the person presiding over the meeting or the holders of a majority in voting power of the shares of common stock entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until a quorum is present or represented. Based on the number of shares of Company common stock outstanding on [•], 2026, the record date, shares of common stock representing [•] votes must be present at the Annual Meeting, virtually or by proxy, to constitute a quorum. If you vote, including by Internet or proxy card, your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions, withhold votes, and broker non-votes, if any, are counted as present for the purpose of determining a quorum.

How many votes are needed to approve each proposal?

•        Proposal No. 1 — For the election of directors, a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required to elect a director. This means that the six (6) nominees receiving the highest number of “For” votes from the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be elected. Withhold votes and broker non-votes, if any, will not affect the outcome of the vote on the election of a director.

•        Proposal No. 2 — To ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026, the proposal must be approved by a majority of the votes properly cast for or against such proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

•        Proposal No. 3 — To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement, the proposal must be approved by a majority of the votes properly cast for or against such proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

There are no dissenters’ rights of appraisal in connection with any stockholder vote to be taken at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

May I submit questions at the 2026 Annual Meeting?

Yes. We will provide our stockholders the opportunity to ask questions at the Annual Meeting.

What can I do if I need technical assistance accessing or participating in the meeting?

If you encounter any technical difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the live webcast log-in page.

What happens if the Annual Meeting is adjourned?

Unless a new record date is fixed, your proxy will still be valid and may be used to vote shares of our common stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

Do the Company’s officers and directors have any interest in any of the matters to be acted upon at the Annual Meeting?

Each of the director nominees has an interest in Proposal No. 1 because they are each currently a member of our Board of Directors and receive compensation for such service. Our executive officers have an interest in Proposal No. 3 as compensation for some of our executive officers is subject to this advisory vote. Members of our Board of Directors and our executive officers do not have any interest in Proposal No. 2. For additional information, please see the section entitled “Appendix A: Supplemental Information Regarding Participants in the Solicitation.”

How do I obtain a paper or electronic copy of the proxy materials?

A copy of our proxy materials, as filed with the SEC, is available, without charge, by mailing a request to Vaxart, Inc. at 310 Utah Avenue, Suite 150, South San Francisco, CA 94080, Attention: Investor Relations or by e-mailing a request to Investor Relations at ir@vaxart.com.

The proxy materials are also posted free of charge in the Investors section of our website at https://investors.vaxart.com/financials-filings/sec-filings and are available from the SEC free of charge at its website, www.sec.gov.

BACKGROUND TO THE SOLICITATION

The summary below provides background regarding communications and engagement between the Company, on the one hand, and Daniel P. Houle and certain investors aligned with him, beginning in August 2025 through the date of this proxy statement. This summary does not catalogue every interaction between representatives of the Company’s Board and management with Mr. Houle and investors aligned with him.

The Board and its Nominating & Governance Committee (“N&G Committee”) regularly consider the composition of the Board with the intent of balancing the strengths of existing institutional knowledge, continuity, and experience that certain longer-tenured directors may bring while also regularly seeking fresh perspectives and skills that may be beneficial to the Company’s strategy and Board oversight. During the past two years, the Board has added two new directors, Kevin P. Finney, who was appointed to the Board in January 2025, and James B. Breitmeyer, M.D., Ph.D., who was appointed to the Board in April 2026. These appointments reflected the Board’s ongoing commitment to active Board refreshment and alignment of director skill sets with the Company’s evolving strategic priorities.

The N&G Committee continually assesses new candidates for the Board and for many years has regularly engaged in rigorous processes to identify potential new director candidates, in consultation with an internationally-recognized, independent search firm. In connection with its process to consider potential new director candidates, the N&G Committee and the Board determined that the Board would focus its ongoing search on potential candidates with recognized and proven experience in vaccine development and infectious diseases, and with established credentials as a business leader or technical or medical leader. The N&G Committee and the Board as a whole have focused in particular on sourcing director candidates with clinical stage drug development experience, including experience executing development strategies related to strategic partnerships, relationships with investors, government agencies and pharmaceutical executives, market access, early commercialization, and product launch.

The Company values and is committed to regular, meaningful engagement with its stockholders. Throughout 2025 and 2026, the Company engaged with stockholders and potential stockholders through in-person meetings, phone and video calls. The Company also hosted three virtual fireside chats in each of the last three quarters where all stockholders had an opportunity to have their questions addressed, and during which the Company discussed its product candidates, research and development efforts, business strategy and operations. These engagements were part of the Company’s ongoing efforts to provide stockholders with updates directly from the Company’s management team and to encourage frequent interaction between management and stockholders. The Company and members of the Board also regularly considered and discussed feedback received from stockholders, including on several occasions the Company’s largest stockholder, regarding the Company’s business, strategy, operations, governance, and Board composition. The Company estimates that through these efforts it engaged directly or through fireside chats with engaged and active stockholders, including its largest stockholders.

The 2025 Annual Meeting and First Reverse Stock Split Proposal

On December 31, 2024, the Company disclosed that it had received notice from The Nasdaq Stock Market (“Nasdaq”) that the Company was not in compliance with the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market. The Company was granted an additional 180-day compliance period to regain compliance.

On April 10, 2025, the Company filed a definitive proxy statement with the SEC in connection with the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) seeking stockholder approval of, among other things, a reverse stock split at a ratio within a range of 1-for-5 to 1-for-50, subject to the Board’s future discretion (the “Initial Reverse Stock Split Proposal”). A principal purpose of the proposed reverse stock split was for the Company to regain compliance with Nasdaq’s minimum bid price requirement.

On April 28, 2025, the Company issued a letter to stockholders urging approval of the reverse stock split proposal at the 2025 Annual Meeting, noting that approval of the proposal would likely be necessary to maintain the Company’s listing status on the Nasdaq exchange.

On May 16, 2025, the Company filed a supplement to its proxy materials for the 2025 Annual Meeting, announcing that the Board had approved resolutions to narrow the proposed reverse split range of the Initial Reverse Stock Split Proposal to a maximum ratio of 1-for-20, and disclosed that the authorized number of shares of Common Stock would be proportionally reduced in line with the ratio of the reverse stock split to be approved by stockholders at a future special meeting of stockholders.

On May 21, 2025, the Company convened the 2025 Annual Meeting. The Company adjourned the meeting twice in order to, among other things, continue to solicit proxies in support of the reverse stock split proposal. Ultimately, the reverse stock split proposal was not approved.

On July 1, 2025, the Company received notification from The Nasdaq Stock Market of its determination to delist the Company’s common stock due to the Company’s ongoing failure to comply with the minimum bid price requirement. The Company requested a hearing before a Nasdaq Hearings Panel, and the Company’s common stock began trading on the OTCQX tier of the OTC Markets on July 8, 2025.

The Investor Group Campaigns Against the Company’s Second Reverse Stock Split Proposal in 2025

On August 6, 2025, the Company announced the scheduling of a special meeting of stockholders (the “Special Meeting”) for September 5, 2025, to seek stockholder approval of a new reverse stock split at a ratio of not less than 1-for-5 and not more than 1-for-20, subject to future discretion of the Board, and a proportional decrease in the number of authorized shares of common stock. The Company issued communications to stockholders explaining the main rationales for the new proposal, including that approval of the proposal would aid in the Company’s ability to regain listing status at Nasdaq. The Company and its Board advanced this proposal in recognition that advancing late-stage clinical development requires substantial capital investment to conduct clinical studies and satisfy FDA and other regulatory agencies’ requirements for approval, and that sophisticated institutional investors in the anti-infective category have fund requirements that require Nasdaq listing.

On August 13, 2025, the Company issued an informational update to stockholders, noting that Nasdaq had determined that the Company would be delisted from Nasdaq if the reverse stock split proposal was not approved at the Special Meeting.

On August 13, 2025, ahead of the Special Meeting, Olshan Frome Wolosky LLP (“Olshan”), legal counsel to Mr. Houle, delivered a letter to the Company introducing Mr. Houle as a stockholder of the Company and seeking a copy of the Company’s stockholder list and certain other materials (the “Demand Letter”).

On August 14, 2025, the Company announced that the independent proxy advisory firms Institutional Shareholder Services and Glass Lewis had each recommended that stockholders vote in favor of the proposal.

On August 20, 2025, the Company hosted a virtual fireside chat to discuss the new reverse stock split proposal and present the case to stockholders for approval of the proposal.

Later that day, Thompson Hine LLP, counsel to the Company, responded to the Demand Letter, agreeing to provide the information required by Mr. Houle, subject to execution of a customary confidentiality agreement.

On August 21, 2025, a group of eight stockholders, including Mr. Houle, Richard John Burgess, Michael Patrick Kelley, Marc Eustace Pereira, Patrice Raffy, Benjamin Sauvé, Matthew M. Wallace, M.D. and David Whitney (the “First Houle Group”), issued a press release announcing their opposition to the Company’s proposed reverse stock split at the Special Meeting and urging stockholders to vote against the reverse stock split proposal. The group disclosed that it beneficially owned 1.09% of the Company’s then-outstanding shares.

On August 25, 2025, Olshan indicated that Mr. Houle would like to meet with the Company’s management after reviewing the documents that the Company was providing in response to Mr. Houle’s Demand Letter.

On August 28, 2025, a virtual meeting was held between the Company’s management and the First Houle Group, including representatives from Thompson Hine and Olshan. The Company was represented by Mr. Steven Lo, the Company CEO, Sean Tucker, the Company’s founder and Chief Scientific Officer, and the Company’s General Counsel. Together, they explained in detail the Company’s case for the proposal as a means to maintain the Company’s listing status on Nasdaq and to obtain the benefit of better cost of capital for the Company and increased liquidity for stockholders that accompany continuing to be listed on a national exchange. Mr. Houle, who attended the meeting, expressed opposition to the new reverse stock split proposal with claims that, in general, share prices of companies typically decline after a reverse stock split. The Company’s management asked Mr. Houle several times if he would provide any specific proposals, actions, strategic considerations, or business objectives for the Company to consider, but he declined to address these topics despite management’s requests. Mr. Houle stated that he wanted to see changes on the Board, but when representatives of the Company asked him for his reasons for this viewpoint, he declined to provide any specific reasons for his concerns.

On August 29, 2025, the Company issued a press release announcing that Nasdaq had granted a compliance extension to the Company in order to remain listed on Nasdaq contingent upon the satisfaction of three conditions: (i) stockholder approval of the reverse stock split by September 5, 2025, (ii) completion of the reverse stock split by October 6, 2025 and (iii) regaining compliance with the $1.00 minimum bid price requirement by October 17, 2025.

On September 2, 2025, the First Houle Group filed a Notice of Exempt Solicitation with the SEC and issued a press release urging fellow stockholders to vote against the reverse stock split proposal at the Special Meeting.

Later that day, the Company announced that Michael J. Finney, Ph.D. would retire as a director and Chair of the Board, effective September 30, 2025.

On September 5, 2025, the Company adjourned the Special Meeting to September 19, 2025, to provide stockholders with additional time to consider and vote on the reverse stock split proposal in light of recent changes in Board composition.

On September 10, 2025, the First Houle Group issued a press release criticizing the Board’s decision to adjourn the Special Meeting.

On September 17, 2025, the Company announced the appointment of W. Mark Watson as Lead Independent Director and disclosed that the Board was in the process of adopting a stock ownership policy for its directors, intended to codify the Board’s existing stock ownership practices and further align the Board’s interests with those of the Company’s stockholders.

On September 18, 2025, the First Houle Group issued a press release reiterating their intent to vote against the reverse stock split proposal at the Special Meeting and stating that the Company’s recent changes in Board membership and leadership were insufficient to address shareholder concerns.

On September 19, 2025, the Company announced that it had withdrawn its reverse stock split proposal after the Company did not obtain requisite votes for the proposal. The Company stated that the decision was made after careful consideration and that the Company would continue to focus on advancing its oral pill vaccine platform to create long-term value for stockholders.

Later that day, the Company announced that its common stock would be delisted from Nasdaq.

On September 30, 2025, Olshan, on behalf of Mr. Houle, informed Thompson Hine that the stockholder group led by Mr. Houle was pleased that the Company had withdrawn its previously announced proposal to seek stockholder approval for a reverse stock split. Olshan also indicated to Thompson Hine that Mr. Houle was considering nominating director candidates for the Annual Meeting.

The Company Engages with Mr. Houle in Relation to the 2026 Annual Meeting

On December 12, 2025, Thompson Hine, on behalf of the Company, reached out to Olshan to propose a call between Thompson Hine and Olshan to discuss the current views of the Mr. Houle.

On December 16, 2025, representatives from Thompson Hine and Olshan held a call during which Thompson Hine suggested that Mr. Houle speak with the Company’s management so that Mr. Houle could present his latest views on the Company and ideas for creating value for stockholders and strengthening corporate governance. The parties scheduled a call for December 19.

On December 17 and 18, 2025, Olshan and Thompson Hine corresponded regarding the agenda for the upcoming meeting. Thompson Hine requested that Olshan ask Mr. Houle to share topics he wanted to discuss with the Company’s management. Olshan asked on behalf of Mr. Houle that the Company be prepared to discuss steps to improve governance, although Mr. Houle did not provide any more specific topics or suggestions.

On December 19, 2025, the Company’s management and its representatives participated in a call with Mr. Houle and his representatives. During the call, Mr. Houle once again did not provide any specific proposals, actions, strategic considerations, or business objectives for the Company to consider, despite the Company’s management asking for additional information about his viewpoints. While Mr. Houle stated again, as he had on August 28, 2025, that he wanted to see changes on the Board, he again declined to provide specific reasons for his concerns, despite management’s request for insight into his reasons. The Company conveyed that it remained willing to engage in conversations with Mr. Houle and requested that Mr. Houle recommend the steps he was looking for the Company to take. The Company did not receive any further substantive communication from Mr. Houle or his representatives until February 2, 2026.

On February 2, 2026, Olshan emailed Thompson Hine to indicate that Mr. Houle would be nominating a competing slate of director candidates for election at the 2026 Annual Meeting and requested the Company’s form of questionnaire to be completed by director nominees. The next day, Thompson Hine provided a copy of the requested questionnaire to Olshan by email.

On February 20, 2026, Mr. Houle delivered notice (the “Nomination Notice”) to Mr. Edward Berg, the Company’s General Counsel and Corporate Secretary, indicating that he intended to nominate himself, Mark Silverberg, and Matthew M. Wallace (collectively, the “Houle Nominees”) for election to the Company’s Board at the Annual Meeting. The Nomination Notice also indicated that, as of the date of the notice, Mr. Houle was the beneficial owner of 15,622 shares of the Company’s common stock, representing less than 0.007% of the Company’s outstanding shares of common stock. The Nomination Notice disclosed that Mr. Houle’s solicitation involved a group of seven other stockholders, including Mr. Silverberg, Mr. Wallace, Patrice Raffy, Q3 Nominees Pty Ltd., Marc Eustace Pereira, The Richard J Burgess Trust, and Richard John Burgess. As of the date of the Nomination Notice, Mr. Houle and the other group members collectively beneficially owned approximately 0.7% of the Company’s common stock.

On February 27, 2026, the Board met to discuss, among other things, the Nomination Notice. Following that discussion, it was determined that the Company would request copies of the curriculum vitae for each of the Houle Nominees to facilitate the Board’s evaluation of the candidates and whether it would be advisable for the Board to add one or more of the Houle Nominees to the Board. Later that afternoon, the Company’s General Counsel emailed Olshan to request that each of the Houle Nominees provide his curriculum vitae for review by the Board.

On March 3, 2026, Olshan provided the curriculum vitae for each of the Houle Nominees by email to the Company’s General Counsel.

On March 9, 2026, the N&G Committee met to discuss both the Nomination Notice and the Company’s ongoing efforts to identify potential director candidates through its independent search firm. The N&G Committee reviewed the skills, experience, and qualifications that it was seeking in potential director candidates, noting that it was focusing on potential candidates with prior experience and expertise in product development in a biotech, life sciences, or pharmaceuticals company with a focus on clinical stage drug development experience. In connection with this discussion, the N&G Committee assessed each of the Houle Nominees to determine whether any of them would be acceptable candidates for appointment to the Board in connection with a potential negotiated settlement that could avoid a proxy contest. The N&G Committee unanimously agreed that none of the Houle Nominees possessed the skills, experience, or qualifications that would make them acceptable candidates for appointment to the Board, including in the context of a negotiated settlement.

•        Regarding Mr. Houle, the N&G Committee observed that his primary professional experience was his current role as a personal injury specialist at a national automobile insurance company, that he did not have experience in clinical or drug development, that he had never served as an employee, officer, or director of a biotechnology, life sciences, or pharmaceuticals company, and that he had never served as a director on a company board.

•        Regarding Mr. Silverberg, the N&G Committee observed that his primary professional experience was his current role as the executive director of a private surrogacy agency company, and as the inventor and managing member of a private company that manufactures heated garments for medical professionals, that he did not have specific experience or expertise in vaccines, infectious diseases, or clinical stage drug development, and has never served as a director on a company board or as an executive officer of a publicly listed company.

•        Regarding Mr. Wallace, the N&G Committee observed that his primary professional experience was acting as the Managing Partner, Dermatologist and Mohs Micrographic Surgeon at a private dermatology practice, that he did not have experience or expertise in vaccines, infectious diseases, or clinical stage drug development, and has never served as a director on a company board or as an executive officer of a publicly listed company.

At this meeting, the N&G Committee also reviewed two potential director candidates that had been identified by the Company’s independent search firm and who had skills, career experience, and qualifications that fit the parameters of the Company’s director search and aligned with the Company’s business objectives for 2026 and 2027. Following the discussion, the N&G Committee decided to invite both of these candidates for interviews in accordance with its standard practice for considering qualified candidates.

On March 10, 2026, the N&G Committee reported its findings and recommendations to the Board, and the Board unanimously concurred with the N&G Committee’s determinations.

On March 16, 2026, Thompson Hine informed Olshan that the Board had decided that it would not be willing to appoint or nominate any of the Houle Nominees for service on the Board.

During the remainder of March and until April 16, 2026, the N&G Committee and all of the Board members completed final interviews with the two candidates identified by the Company’s independent search firm.

On April 23, 2026, the Company announced the Board appointment of Dr. James B. Breitmeyer, M.D., Ph.D. In appointing Dr. Breitmeyer, the Board emphasized the importance of adding a director whose profile and skill sets complement the existing Board and the needs of the Company, enhancing the Board’s composition for the next stage of the Company’s growth.

On April 23, 2026, the Company’s General Counsel contacted Olshan to discuss Dr. Breitmeyer’s appointment and reiterated that the Company remained open to further engagement with Mr. Houle in a manner that would best serve the interests of the Company’s stockholders. Mr. Berg also informed Olshan that the Company’s Board would be recommending Dr. James B. Breitmeyer, M.D., Ph.D., Kevin P. Finney, Elaine J. Heron, Steven Lo, W. Mark Watson, and David Wheadon as nominees to be included in the Board’s slate of director nominees for the Annual Meeting.

On May 19, 2026, the Company filed a preliminary proxy statement with the SEC.

On May 21, 2026, the Houle Parties filed their preliminary proxy statement with the SEC.

On May 29, 2026, the Company filed an amendment to its preliminary proxy statement with the SEC.

CERTAIN EFFECTS OF THE SOLICITATION

The Houle Group is seeking to replace three of the six directors on our Board at the Annual Meeting. If each of the Houle Nominees were to be elected to the Board, the election would constitute a “change in control” (or “change of control”) under our 2016 Equity Incentive Plan, 2019 Equity Incentive Plan, 2024 Inducement Award Plan, and Severance Benefit Plan. Generally, a change in control would be deemed to occur under these plans if, among other things, a change in the composition of the Board were to occur such that the directors who presently constitute the Board would cease to constitute a majority of the Board.

We have no unvested awards outstanding under the 2016 Equity Incentive Plan. Although employees hold unvested equity awards under the 2019 Equity Incentive Plan and 2024 Inducement Award Plan, none of those awards would vest upon a change in control under those plans.

Our current directors hold unvested equity awards under the 2019 Equity Incentive Plan that would otherwise vest in full upon a “change in control”; however, because those awards will vest in accordance with their terms on the earlier of (i) June 13, 2026, or (ii) the day before the Annual Meeting, a change in control under this plan would have no impact.

Employees with a title of Senior Vice-President and above (including our named executive officers) participate in the Severance Benefit Plan. Participating executives would be entitled to enhanced severance benefits if their employment is terminated without cause (other than due to death or disability) or they resign for good reason, in either case within the period beginning three months before and ending twelve months after a change in control, as defined in the 2016 Equity Incentive Plan. Please refer to “EXECUTIVE COMPENSATION — Additional Compensation Arrangements — Severance Benefit Plan” for information about the benefits available under that plan and the enhanced “double trigger” benefits provided under the Severance Benefit Plan.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

What am I voting on?	The election of six (6) director nominees to the Board to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
Board vote recommendation:	“FOR” the election of only the six (6) nominees proposed by the Board: • James B. Breitmeyer • Kevin P. Finney • Elaine J. Heron • Steven Lo • W. Mark Watson • David Wheadon

Our Board of Directors is comprised of six members all of whom, except James B. Breitmeyer, M.D., Ph.D. who was appointed by our Board in April 2026, were previously elected by our stockholders. All of our directors have one-year terms and stand for election annually and serve until their successors are duly elected and qualified. The Board has determined that all of the director nominees except for Mr. Lo are independent directors, as defined by The Nasdaq Stock Market Rules. Mr. Lo is not independent because he serves as our President and Chief Executive Officer (“CEO”). The nominees listed below are currently directors of Vaxart. If elected at the Annual Meeting, these nominees would serve until the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) or until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation, or removal. Our policy is to encourage directors and nominees for director to attend the annual meeting of our stockholders. With respect to our 2025 annual meeting of stockholders, all members of our Board attended the meeting.

Vacancies and newly created directorships on the Board may be filled solely by a majority of the directors then in office, whether or not a quorum. A director so elected by the Board to fill a vacancy or newly created directorship shall serve until such director’s successor is duly elected and qualified or, if sooner, until the director’s death, resignation, or removal.

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required to elect a director. This means that the six (6) nominees receiving the highest number of “For” votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be elected, provided that a quorum is present for the Annual Meeting, in person or by proxy.

Shares represented by executed proxies will be voted, if authority to do so is given and not withheld, for the election of each nominee named below. If any of the Board’s nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board, if any. Each person nominated for election by the Board has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

Your vote will be especially important at this year’s Annual Meeting. The Company received notice that a stockholder, Daniel P. Houle, intends to nominate himself, Mark Silverberg, and Matthew M. Wallace for election as directors at the Annual Meeting in opposition to the nominees recommended by the Board. You may receive solicitation materials from Mr. Houle, including a proxy statement and a [•] proxy card. The Board unanimously does NOT endorse any of the nominees for director submitted by Mr. Houle.

The Board unanimously recommends that you vote your shares “FOR” the election of only each of the six (6) highly qualified nominees proposed by the Board on the enclosed WHITE proxy card or WHITE voting instruction form:

•        James B. Breitmeyer

•        Kevin P. Finney

•        Elaine J. Heron

•        Steven Lo

•        W. Mark Watson, and

•        David Wheadon.

Vaxart’s Nominees for Election to Serve Until the 2027 Annual Meeting

The Nominating & Governance Committee and the Board believe that, as a group, the Board nominees listed on the WHITE proxy card provide our Board with a strong balance of experience, leadership, qualifications, attributes and skills, and that each individual nominee has and can continue to make a significant contribution to the Board and should serve as a director of the Company.

The information that follows below summarizes the particular experience, qualifications, attributes and skills of each Board nominee in greater detail. The Board recommends that you use the WHITE proxy card or voting instruction form to vote your shares “FOR” only the election of each of the nominees proposed by the Board.

Name	Age	Position(s)
James B. Breitmeyer, M.D., Ph.D.	72	Director
Kevin P. Finney	58	Director
Elaine J. Heron, Ph.D.	78	Director
Steven Lo	59	Director
W. Mark Watson	75	Director
David Wheadon, M.D.	68	Director

(Proxy Statement Continues on Next Page)

JAMES B.
BREITMEYER, M.D., Ph.D.

Independent Director

Director since: 2026

Age: 72

Board Committees:

•   None

Public Company Board Experience (past 5 years):

•   Oncternal Therapeutics (former Nasdaq: ONCT) 2019 – 2024

•   Otonomy, Inc. (former Nasdaq: OTIC) (2018 – 2022)

•   Zogenix, Inc. (former Nasdaq: ZGNX) (2014 – 2022)

Dr. James B. Breitmeyer has more than 35 years of executive experience in clinical development, regulatory and operating leadership across vaccines, oncology and specialty therapeutics. His track record advancing therapeutic candidates through complex development pathways strengthens the Board’s oversight of Vaxart’s clinical programs and oral vaccine platform strategy.

Career Highlights

•   Since February 2026, Dr. Breitmeyer has served as CEO and Director of Altay Therapeutics, Inc., where he leads the advancement of its pipeline of oral transcription factor therapies, including programs targeting facioscapulohumeral muscular dystrophy (FSHD), cancer and chronic inflammatory diseases. Under his leadership, Altay is advancing the first oral small-molecule DUX4 inhibitor for FSHD.

•   From 2015 until June 2025, Dr. Breitmeyer served as President and CEO of Oncternal Therapeutics, Inc. (formerly Nasdaq: ONCT), a clinical-stage oncology company, where he oversaw a diverse pipeline of first-in-class oncology assets. Under his leadership, the company spun out VelosBio, Inc., a ROR1-targeted ADC developer later acquired by Merck & Co (NYSE: MRK) for $2.75 billion.

•   Dr. Breitmeyer served as Executive Vice President of Bavarian Nordic A/S (CPH: BAVA), a Danish biotechnology company, and President of the company’s U.S. subsidiary, Bavarian Nordic, Inc., where he oversaw business operations and development strategy for cancer, infectious disease and bioterrorism vaccines. He helped secure a $975 million immuno-oncology commercialization partnership with Bristol-Myers Squibb (NYSE: BMY).

•   Dr. Breitmeyer has helped start and grow biotechnology organizations and led clinical development programs resulting in eight FDA product approvals and regulatory successes across the U.S., Europe and Japan. He held senior leadership roles at Applied Molecular Evolution, Inc. (formerly Nasdaq: AMEV) and Serono Laboratories Inc., where he led the development of therapies resulting in FDA approvals for Rebif® and Serostim®.

•   Dr. Breitmeyer has held senior clinical and development leadership roles, including Chief Medical Officer at Zogenix, Inc. (formerly Nasdaq: ZGNX) and Cadence Pharmaceuticals, Inc. (formerly Nasdaq: CADX), as well as Vice President of Biotechnology at Eli Lilly and Company (NYSE: LLY), where he managed the transition of multiple candidates through clinical development, regulatory review and commercial launch.

•   Dr. Breitmeyer earned his B.A. in Chemistry from the University of California, Santa Cruz and his M.D. and Ph.D. from Washington University School of Medicine. He completed postdoctoral fellowships at Harvard Medical School and the Dana-Farber Cancer Institute and is Board Certified in Internal Medicine and Oncology.

KEVIN P. FINNEY Independent Director Director since: 2025 Age: 58 Board Committees: • Audit • Nominating and Corporate Governance

Mr. Kevin P. Finney is a seasoned biotechnology executive with more than 35 years of operating and corporate development leadership experience across the healthcare and life sciences sectors. He strengthens the Board’s oversight of commercialization strategy, corporate transactions and capital allocation decisions, supporting Vaxart’s portfolio and pipeline expansion strategy and long-term growth.

Career Highlights

•   Since 2019, Mr. Finney has served as President, CEO, and Chairman of Autobahn Therapeutics, Inc., a biotechnology company, where he has guided numerous financing rounds to support the development of the company’s diversified neuropsychiatry and neuroimmunology pipeline.

•   Mr. Finney has contributed to the growth of several companies, successfully positioning them for acquisitions. He served as President, Chief Operating Officer and Director of Abide Therapeutics Inc. through its acquisition by H. Lundbeck A/S (CPH: HLUN), as well as founding and serving as Chief Operating Officer of Zavante Therapeutics, Inc. through its acquisition by Nabriva Therapeutics.

•   Mr. Finney previously spent a decade as head of world-wide corporate development at Allergan, Inc. During his tenure, the company grew from $3 billion to $7 billion in annual revenue through organic and acquired growth. He also supported the execution of the company’s $71 billion acquisition by Actavis.

•   Mr. Finney held leadership roles at Prometheus Laboratories, Inc. (now a part of Nestle Health Science), Amylin Pharmaceuticals, Inc. (now a part of Bristol-Myers Squibb, NYSE: BMY) and the Parke-Davis division of Warner-Lambert (now a part of Pfizer, NYSE: PFE).

•   Mr. Finney has served on the boards of several private biotechnology companies, including Eirion Therapeutics, Inc., Elsie Biotechnologies, Anterios Inc. and Taris Biomedical.

•   Mr. Finney holds a B.A. in Exercise Physiology from California State University, Long Beach and an MBA from Pepperdine Graziadio Business School.

ELAINE J. HERON, Ph.D.

Independent Director

Director since: 2022

Age: 78

Board Committees:

•   Nominating and Governance (Chair)

•   Audit

•   Compensation

Public Company Board Experience (past 5 years):

•   Palvella Therapeutics, Inc. (Nasdaq: PVLA)
(since 2024)

•   BioMarin Pharmaceutical, Inc. (Nasdaq: BMRN) (2002 – 2025)

Dr. Elaine J. Heron is an established biotechnology executive with primary expertise across life sciences, drug development and rare diseases. She brings extensive experience leading pharmaceutical R&D initiatives and translating early-stage innovation into commercial success through effective go-to-market strategies. Dr. Heron strengthens the Board’s oversight of clinical pipeline advancement and strategic growth opportunities.

Career Highlights

•   Dr. Heron served as CEO and Chair of the Board of Amplyx Pharmaceuticals, Inc., an antifungal development company, through its acquisition by Pfizer Inc. (NYSE: PFE). Since retiring from Amplyx in 2015, Dr. Heron has focused on service as a director of public and private company boards.

•   Dr. Heron served as CEO and Chair of the Board of Labcyte, Inc., a global biotechnology tools company. The company was later acquired by Danaher Corporation (NYSE: DHR).

•   Dr. Heron held positions of increasing responsibility within the Applied Biosystems Group of Applera Corporation, ultimately serving as General Manager of the Genetic Analysis Division, where she oversaw the development and commercialization of instruments and reagents used in pharmaceutical research and drug discovery, including the DNA sequencing platform used to complete the Human Genome Project.

•   Dr. Heron served on the Board of Directors of BioMarin Pharmaceutical Inc. (Nasdaq: BMRN), a biotechnology company focused on developing therapies for rare diseases, from 2002 to 2025 where she contributed to board oversight during a period of significant global commercial growth.

•   Dr. Heron serves on the Board of Directors of Palvella Therapeutics, Inc. (Nasdaq: PVLA), a clinical-stage biopharmaceutical company focused on rare dermatological diseases. She previously served on the board of directors of the company’s privately held predecessor from 2018 to 2022. Dr. Heron also serves on the boards of three private healthcare companies: Watershed Medical, Inc., Enumera Molecular, Inc. and BlueWhale Bio, Inc.

•   Dr. Heron holds a B.S. in Chemistry and a Ph.D. in Analytical Biochemistry from Purdue University and an MBA from Pepperdine University.

STEVEN LO

President, CEO and Principal Executive Officer

Director since: 2024

Age: 59

Board Committees:

•   None

Public Company Board Experience (past 5 years):

•   Zosano Pharma Corporation (formerly Nasdaq: ZSAN) (2019 – 2022)

Mr. Steven Lo brings more than 30 years of expertise in the healthcare, biotechnology and pharmaceutical industries, including over 15 years in C-suite roles at publicly traded companies. His comprehensive knowledge of commercial strategy, pipeline execution and life sciences innovation, combined with his direct leadership of Vaxart’s operational strategy, strengthens the Board’s oversight of the Company’s portfolio development and long-term growth.

Career Highlights

•   As CEO of Vaxart since March 2024, Mr. Lo has led the execution of key portfolio milestones and disciplined cost management to enable us to advance our clinical programs, generate meaningful data and support our broader value creation plans. Under his leadership, Vaxart secured a BARDA Project NextGen award of up to $453 million leading to the advancement of both its COVID-19 and norovirus oral pill vaccine programs.

•   Mr. Lo served as CEO of Valitor, Inc., a private biotechnology company, from August 2022 to March 2024, where he advanced the company’s novel technologies for the treatment of vision-threatening diseases.

•   Mr. Lo served as President, CEO and director of Zosano Pharma Corporation, a clinical-stage biopharmaceutical company, from October 2019 to August 2022. He was Chief Commercial Officer at Puma Biotechnology, Inc. (Nasdaq: PBYI), a biopharmaceutical company focused on innovative cancer care, where he led the buildout of the company’s commercial infrastructure to enable its first product launch and oversaw global licensing deals.

•   Mr. Lo served as the Chief Commercial Officer of Corcept Therapeutics Incorporated (Nasdaq: CORT), where he established the commercial organization to launch the company’s first product and corporate strategy for the company’s oncology franchise.

•   Mr. Lo spent 13 years at Genentech, Inc., a member of Roche Group, in a variety of leadership roles in commercial and drug development, sales and marketing for oncology, endocrinology and other specialty therapeutics, ultimately serving as franchise head, Endocrinology.

•   Mr. Lo started his career in the pharmaceutical industry at AstraZeneca (NYSE: AZN) after holding positions in finance and operations at Kaiser Permanente.

•   Mr. Lo has a B.S. in Microbiology from the University of California, Davis and a Master’s in Health Administration from the University of Southern California.

W. MARK WATSON Lead Independent Director (since 2025) Director since: 2022 Age: 75 Board Committees: • Audit (Chair) • Compensation

Mr. W. Mark Watson brings over 40 years of experience as a Certified Public Accountant advising public companies on complex audit, financial reporting and risk oversight matters. His background leading audit processes and his extensive board experience across healthcare and life sciences organizations support the Board’s oversight of Vaxart’s financial reporting, internal controls, enterprise risk management and regulatory compliance.

Career Highlights

•   Mr. Watson spent his public accounting career at Deloitte Touche Tohmatsu and its predecessor, most recently serving as Central Florida Marketplace Leader. As a lead audit and client service partner, he oversaw audit and advisory engagements, financial reporting and internal control environments for a broad range of public companies, including Fortune 500 enterprises. He also served as Deloitte’s representative to the American Institute of Certified Public Accountants (AICPA) Healthcare Committee and led the firm’s national healthcare regulatory and compliance practice. Since his retirement from Deloitte in 2013, Mr. Watson has served on the boards of public and private companies and a nonprofit organization.

•   Mr. Watson currently serves on the Board of Moffitt Cancer Center and as Chair of its Joint Enterprise Risk, Audit and Compliance Committee, where he oversees enterprise risk management, compliance frameworks and audit functions, reinforcing disciplined governance and healthcare risk mitigation practices.

•   Mr. Watson served as Chairman of the Board of Directors and Chairman of the Audit Committee of Inhibitor Therapeutics, Inc. and previously served as a director and member of the Audit Committee of Sykes Enterprises, Inc. (formerly Nasdaq: SYKE) and BioDelivery Sciences International, Inc. (formerly Nasdaq: BDSI).

•   Mr. Watson previously served as a trustee of Tekla World Healthcare Fund, Tekla Healthcare Opportunities Fund, Tekla Healthcare Investors and Tekla Life Sciences Investors until the Fall of 2023, further deepening his experience in investment oversight, risk evaluation and governance within the healthcare and life sciences sectors.

•   Mr. Watson qualifies as an audit committee financial expert under applicable SEC rules. He is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. He received his B.S. in Business Administration with a focus in Accounting from Marquette University.

DAVID WHEADON, M.D.

Independent Director

Director since: 2021

Age: 68

Board Committees:

•   Compensation (Chair)

•   Nominating and Corporate Governance

Public Company Board Experience (past 5 years):

•   Seaport Therapeutics Inc (Nasdaq: SPTX) (Since 2026)

•   Indivior Pharmaceuticals Inc (Nasdaq: INDV) (Since 2024)

•   Sotera Health Co (Nasdaq: SHC) (Since 2021)

•   Karuna Therapeutics Inc (former Nasdaq: KRTX) (2020 – 2024)

•   Chemocentryx Inc (former Nasdaq: CCXI) (2022)

Dr. David Wheadon is a pharmaceutical executive, physician and psychiatrist with nearly three decades of experience spanning clinical research and regulatory affairs. His leadership across global regulatory organizations and industry advocacy groups, combined with his experience shaping enterprise-wide product development strategies, enhances the Board’s ability to navigate complex regulatory environments and supports the Company’s commercialization objectives.

Career Highlights

•   Dr. Wheadon served as Senior Vice President, Global Regulatory Affairs, Patient Safety and Quality Assurance for AstraZeneca Pharmaceuticals (NYSE: AZN), a research-based biopharmaceutical company, where he led the market access strategy for the company’s innovative product portfolio and oversaw late-stage development through regulatory approvals. Since retiring from AstraZeneca in 2019, Dr. Wheadon has focused on service as a director of public and private company boards, as well as non-profit organizations.

•   As Senior Vice President, Scientific & Regulatory Affairs at Pharmaceutical Research and Manufacturers of America (“PhRMA”) and member of the Management Committee, Dr. Wheadon led industry-wide advocacy and engaged extensively with U.S. public health agencies, including the Food and Drug Administration, U.S. Department of Health and Human Services and National Institutes of Health, gaining a deep understanding of drug development standards and approval pathways.

•   Dr. Wheadon has held prior senior roles at Abbott Laboratories (NYSE: ABT) and GlaxoSmithKline plc (NYSE: GSK), accelerating pipeline advancement and supporting regulatory strategy to enable product approvals.

•   Dr. Wheadon began his career as a clinical research physician in neuroscience at Eli Lilly and Company (NYSE: LLY), developing foundational expertise in clinical development and the end-to-end innovation process from early-stage research through patient-focused evaluations.

•   Dr. Wheadon has significant public company board experience, including serving as a Director of Karuna Therapeutics, Inc. (formerly Nasdaq: KRTX) where he helped guide the company through its approximately $14 billion acquisition by Bristol Myers Squibb (NYSE: BMY), contributing to governance oversight of strategic transactions and growth initiatives.

•   Dr. David Wheadon has an A.B. in Biology from Harvard University and an M.D. from Johns Hopkins University School of Medicine. He completed his residency in psychiatry at the Tufts-New England Medical Center.

The Houle Nominees

The Board does NOT endorse any of the Houle Nominees. After considering the Houle Nominees in accordance with its ordinary course procedures for evaluating director nominees, the Nominating and Governance Committee or “N&G Committee” and the Board unanimously determined that the Houle Nominees lacked the experience and attributes that the N&G Committee and the Board believe are critical to serving the Company’s governance needs and supporting the execution of the Company’s long-term strategy.

The Board strongly urges you to discard any materials sent to you by Mr. Houle, including any [•] proxy card that may be sent to you by Mr. Houle. If you have already voted your shares using a [•] proxy card sent to you by Mr. Houle, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card or voting instruction form to vote your shares in favor of only the six (6) nominees recommended by the Board — by Internet or by signing, dating and returning the enclosed WHITE proxy card or voting instruction form.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE COMPANY’S SIX (6) NOMINEES.

Information Regarding the Board of Directors and Corporate Governance

Family Relationships

There are no family relationships among the members of the board of directors and our executive officers.

Independence of the Board of Directors

As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed Company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The board of directors consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the board of directors has affirmatively determined that all of our current directors, other than Mr. Lo due to his positions as our current President and Chief Executive Officer, are independent within the meaning of the applicable Nasdaq listing standards. In making this determination, the board of directors found that none of the independent nominees for director had a material or other disqualifying relationship with Vaxart.

Board Leadership Structure

We currently have separate individuals serving in the roles of Lead Director of the board of directors and Chief Executive Officer in recognition of the differences between the two roles. The board of directors believes that the decision as to whether the positions of Lead Director and Chief Executive Officer should be combined or separated, and whether an executive or an independent director should serve as Lead Director if the roles are split, should be based upon the particular circumstances facing the Company. The Board believes that it is important to retain the flexibility to allocate the responsibilities of the offices of Lead Director of the Board and Chief Executive Officer in any manner that it determines to be in the best interests of the Company and its stockholders. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership of the Company, while the Lead Director of the board of directors provides guidance to the Chief Executive Officer, prepares the agendas for board meetings, determines materials to be distributed to the board of directors, and presides over the meetings of the board of directors. We believe this balance of shared leadership between the two positions is appropriate and is a strength for the Company.

As discussed above, except for our Chief Executive Officer, our board of directors is comprised of independent directors. The active involvement of these independent directors, combined with the qualifications and significant responsibilities of our Chief Executive Officer, provide balance in the board of directors and promote strong, independent oversight of our management and affairs.

Role of the Board of Directors in Risk Oversight

The board of directors has an active role, as a whole and also at the committee level, in overseeing management of Vaxart’s risks. The board of directors regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each. The Audit Committee’s charter mandates the Audit Committee to review and discuss with management and our independent registered public accounting firm, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. In addition, the Audit Committee discusses major financial, information security (including cybersecurity) and data privacy risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The N&G Committee manages risks associated with the independence of the board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks.

Meetings of the Board of Directors

Our board of directors met eleven times during 2025. Each member of the board of directors attended 75% or more of the aggregate number of meetings of the board of directors and of the committees on which the member served, held during the portion of 2025 for which the member was a director or committee member.

As required under applicable Nasdaq listing standards, during the fiscal year ended December 31, 2025, the Vaxart independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present. Michael J. Finney, Ph.D., the Board Chair, presided over the executive sessions until his retirement on September 30, 2025. Mr. Watson, the Lead Director, presided over the executive sessions for the remainder of 2025.

Information Regarding Committees of the Board of Directors

The board of directors has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee or “N&G Committee.” The Science and Technology Committee was disbanded by the Company on September 30, 2025. The board of directors has adopted a written charter for each committee that is available to stockholders on the Investors section of our website at http://www.vaxart.com.

The following table provides membership and meeting information for each of the committees of the board of directors during 2025:

Name(1)	Audit	Compensation	Nominating and Governance
Kevin P. Finney	√		√
Michael J. Finney, Ph.D.(2)
Elaine J. Heron, Ph.D.	√	√	√*
Steven Lo
W. Mark Watson	√*	√
David Wheadon, M.D.		√*	√

____________

*        Committee Chair

(1)      The following table does not include (i) Robert A. Yedid who resigned from the Board and committees in January 2025 or (ii) James B. Breitmeyer, M.D., Ph.D. who was appointed to the Board on April 23, 2026.

(2)      Michael J. Finney, Ph.D. retired from the Board and committees in September 2025.

Committees of the Board of Directors

Below is a description of the Audit Committee, Compensation Committee, and Nominating and Governance Committee of the Company’s Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

The members of our Audit Committee are Mr. Kevin P. Finney, Dr. Heron, and Mr. Watson. Mr. Watson serves as Chair of the Audit Committee. The board of directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Audit Committee held four meetings and acted through written consent in lieu of holding a meeting two times during 2025.

The board of directors determined that Mr. Watson qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The board of directors made a qualitative assessment of Mr. Watson’s level of knowledge and experience based on a number of factors, including Mr. Watson’s over 40 years of experience in public accounting and auditing and status as a Certified Public Accountant.

The primary purpose of the Audit Committee is to discharge the responsibilities of the board of directors with respect to our accounting, financial, and other reporting and internal control practices and to oversee its independent registered accounting firm. Specific responsibilities of the Audit Committee include:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent auditors, the Company’s interim and year-end operating results;

•        developing procedures for employees to anonymously submit concerns about questionable accounting, ethical, and auditing matters;

•        reviewing policies on risk assessment and risk management;

•        reviewing with management the type and presentation of the Company’s environmental, social and governance (“ESG”) disclosures and the adequacy and effectiveness of applicable internal controls related to such disclosures;

•        reviewing related party transactions in accordance with the Company’s policies and procedures with respect to related party transactions;

•        reviewing the Company’s information technology practices, including cyber risk, on a quarterly basis and reporting to the board of directors;

•        obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes the independent auditor’s internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law, as well as all relationships between the independent auditor and the Company or any of its subsidiaries; and

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2025 with Vaxart’s management. The Audit Committee discussed with Vaxart’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received the written disclosures and the letter from Vaxart’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the board of directors that the audited financial statements be included in Vaxart’s Annual Report on Form 10-K for the year ended December 31, 2025.

Respectfully submitted by the members of the Audit Committee:

W. Mark Watson (Chair)

Kevin P. Finney

Elaine J. Heron, Ph.D.

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of Vaxart under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The members of our Compensation Committee are Dr. Heron, Mr. Watson, and Dr. Wheadon. Dr. Wheadon serves as Chair of the Compensation Committee. All members of the Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards). The Compensation Committee held five meetings and acted through written consent in lieu of holding a meeting two times during 2025.

The primary purpose of the Compensation Committee is to discharge the responsibilities of the board of directors to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Compensation Committee include:

•        reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;

•        reviewing and recommending to our board of directors the compensation of our directors;

•        reviewing and approving, or recommending that our board of directors approve, the terms of compensatory arrangements with our executive officers;

•        reviewing and administering our stock and equity compensation, incentive compensation, and other employee benefit plans;

•        periodically reviewing, and consulting with and advising management on, the Company’s strategies and policies related to human capital management, including talent acquisition, development and retention, internal pay equity, diversity and inclusion and corporate culture;

•        overseeing the succession process for leadership talent for the Company, including for the CEO and selected senior executives;

•        selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisers;

•        reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate; and

•        reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee will meet at least twice annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his or her compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities, and personnel of the Company.

The Compensation Committee charter authorizes the Compensation Committee to delegate authority to one or more members of the Compensation Committee or to one or more executive officers of the Company, and to form and delegate authority to one or more subcommittees and to one or more committees of executive officers of the Company for any purpose that the Compensation Committee deems appropriate, except that the Compensation Committee may not delegate authority to approve compensation for the Company’s Chief Executive Officer or other officers of the Company subject to the reporting requirements under Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”), unless such delegation is to a subcommittee consisting of at least two members of the Compensation Committee.

In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. During 2025, the Compensation Committee approved the continued engagement of Aon Consulting, Inc. (“Aon”) to provide advisory services on various aspects of the Company’s compensation practices. In fiscal year 2025, the aggregate fees paid to Aon for all services totaled $201,046, of which $153,149 has been expended for insurance brokerage-related services performed at the recommendation of management.

The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Nominating and Governance Committee (the “N&G Committee”)

The members of our N&G Committee are Mr. Kevin P. Finney, Dr. Heron, and Dr. Wheadon. Dr. Heron serves as Chair of the N&G Committee. Each of the members of the N&G Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Governance Committee held four meetings and acted by written consent in lieu of holding meetings one time during 2025. Specific responsibilities of the N&G Committee include:

•        identifying, evaluating and selecting, or recommending that the board of directors approve, nominees for election to the board of directors;

•        overseeing the annual evaluation of the effectiveness and performance of the board of directors, and periodically conducting an individual evaluation of each director;

•        considering and making recommendations to the board of directors regarding the composition of the committees of the board of directors;

•        reviewing developments in corporate governance practices;

•        evaluating the adequacy of corporate governance practices and reporting;

•        reviewing succession plans for key executive officers;

•        developing and making recommendations to the board of directors regarding corporate governance guidelines and matters;

•        assisting in overseeing and monitoring the Company’s approach and strategy relating to environmental, legal and social responsibility, diversity, and other corporate citizenship and sustainability matters; and

•        overseeing an annual evaluation of the board of directors’ performance.

The N&G Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The N&G Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the N&G Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the board of directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the N&G Committee typically considers diversity, age, skills, and such other factors as it deems appropriate, given the current needs of the board and the Company, to maintain a balance of knowledge, experience, and capability.

In the case of incumbent directors whose terms of office are set to expire, the N&G Committee reviews these directors’ overall service to Vaxart during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The N&G Committee also takes into account the results of the board of directors’ self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the N&G Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary. The N&G Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to identify director candidates. The N&G Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors. The N&G Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the board of directors by majority vote.

The N&G Committee will consider director candidates recommended by stockholders. The N&G Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the N&G Committee to become nominees for election to the board of directors may do so by delivering a written recommendation to the N&G Committee at the following address: 310 Utah Avenue, Suite 150, South San Francisco, CA 94080. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, and a representation that the nominating stockholder is a beneficial or record holder of Vaxart’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors

Communications addressed to the board of directors will be reviewed by one or more Vaxart executive officers, who will determine whether the communication should be presented to the board of directors. The purpose of this screening is to allow the board of directors to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, and hostile communications).

Communications to the board of directors must be sent in writing in care of our Corporate Secretary to our headquarters at 310 Utah Avenue, Suite 150, South San Francisco, CA 94080 or delivered via e-mail to ir@vaxart.com. All communications directed to the Audit Committee in accordance with our whistleblower policy that relate to questionable accounting or auditing matters involving Vaxart will be promptly and directly forwarded to the Audit Committee.

Code of Ethics

We have adopted a Code of Conduct that applies to all officers, directors, and employees. The Code of Conduct is available on the Investors section of our website at http://www.vaxart.com. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Anti-Hedging/Pledging Policy

Our insider trading policy prohibits our directors, officers, and other employees, as well as consultants, contractors, advisors, and agents of the Company, from engaging in speculative trading activities, including hedging transactions (such as zero-cost collars and forward sale contracts) or other inherently speculative transactions with respect to our securities, and from pledging our securities as collateral for any loans.

Insider Trading Policies and Procedures

Our insider trading policy also prohibits such persons from purchasing or selling our securities while in possession of material nonpublic information and contains restrictions relating to pre-clearance procedures and blackout periods. Directors and employees are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 under the Exchange Act. The insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.

While we have not adopted a formal policy governing transactions by the Company in its securities, we will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company.

Compensation Recovery Policy

We adopted a Compensation Recovery Policy in October 2023, which applies to certain incentive compensation received by an executive officer on or after October 2, 2023 and which complies with the applicable requirements for compensation recovery (or “clawback”) policies adopted by the SEC and The Nasdaq Stock Market. Pursuant to the policy, if the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Compensation Committee will cause the Company to recover reasonably promptly, subject to certain exceptions, any erroneously awarded incentive compensation received by any covered executive officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare such an accounting restatement. Covered executive officers include both current and former executive officers.

Corporate Governance Guidelines

The board of directors has documented our governance practices by adopting Corporate Governance Principles to assure that the board of directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Principles are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Principles set forth the practices the board of directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, chief executive officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Principles, as well as the charters for each committee of the board of directors, may be viewed on the Investors section of our website at http://www.vaxart.com.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?	Ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026.
Board vote recommendation:	“FOR” the ratification of the selection by our Audit Committee of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026.

The Audit Committee of the board of directors has selected WithumSmith+Brown, PC to review the Company’s financial results for the fiscal quarter ended March 31, 2026, and is currently negotiating the engagement of WithumSmith+Brown, PC as our independent registered public accounting firm for the remainder of the fiscal year ending December 31, 2026. WithumSmith+Brown, PC has served as the Company’s independent registered public accounting firm since July 2021, and the Audit Committee has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Our lead audit partner at WithumSmith+Brown, PC serves no more than five consecutive years in that role. Representatives of WithumSmith+Brown, PC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of WithumSmith+Brown, PC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to Vaxart for the years ended December 31, 2025 and 2024, by WithumSmith+Brown, PC.

	WithumSmith+Brown, PC for the Year Ended December 31, 2025	WithumSmith+Brown, PC for the Year Ended December 31, 2024
Audit Fees(1)	$670,649	$730,038
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$670,649	$730,038

____________

(1)      Audit Fees consisted of fees for professional services rendered for the audits of our financial statements, including the audits of our annual financial statements and reviews of our interim quarterly reports, and services provided in connection with SEC filings, including consents and comfort letters.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, WithumSmith+Brown, PC. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by WithumSmith+Brown, PC is compatible with maintaining the principal accountant’s independence.

All services rendered by WithumSmith+Brown, PC for the year ended December 31, 2025 were pre-approved in accordance with the policies set forth above.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

What am I voting on?	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.
Board vote recommendation:	“FOR” the approval of our 2025 named executive officer compensation.

In accordance with Section 14A under the Exchange Act, we are asking our stockholders to vote on a non-binding advisory basis, commonly referred to as “say-on-pay”, to approve the compensation paid to our named executive officers as disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. The board of directors has adopted, consistent with the stockholders’ vote on the matter in 2023, a policy of providing for annual “say-on-pay” votes until the next vote on the frequency of such advisory votes, which is currently expected to occur at the 2029 annual meeting of stockholders. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement.

This non-binding, advisory proposal is not binding on the board of directors or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the board of directors and, accordingly, the board of directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding named executive officer compensation arrangements.

Recommendation of the Board of Directors

The board of directors recommends that our stockholders adopt the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the Executive Compensation section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure and related material, set forth in the Company’s definitive proxy statement for the Annual Meeting, is hereby APPROVED.”

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of the record date.

Name	Age	Position(s)
Steven Lo	59	President, Chief Executive Officer, Principal Executive Officer, and Director
Jeroen Grasman	56	Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer
Sean Tucker, Ph.D.	58	Senior Vice President and Chief Scientific Officer
Edward B. Berg	62	Senior Vice President and General Counsel
James Cummings, M.D.	60	Chief Medical Officer

The following is biographical information regarding our executive officers, with the exception of Mr. Lo, as of the record date. The biographical information of Mr. Lo is set forth above under Proposal No. 1.

Jeroen Grasman has served as our Chief Financial Officer since May 2025. From August 2021 to May 2025, Mr. Grasman served as Chief Financial Officer at AltruBio, a clinical-stage private biotech company. During his tenure at AltruBio, Mr. Grasman led a number of successful financings and helped scale the company for global clinical studies. From 2018 to 2021, Mr. Grasman served as Vice President, Finance and Operations at PACT Pharma, a clinical-stage private biotech company, where he was responsible for pre-IPO readiness, capital formation and scaling the Finance, Information Technology and Procurement organizations. Prior to joining PACT Pharma, Mr. Grasman served as Vice President, Finance at Intarcia Therapeutics and also spent more than 10 years at Genentech, holding financial leadership positions of increasing responsibility and geographical reach and building broad operational finance expertise across strategic planning, business development, clinical development, and manufacturing functions. Mr. Grasman earned a MSc in Applied Mathematics from Groningen University in the Netherlands and an MBA from Harvard Business School.

Sean Tucker, Ph.D. has served as our Chief Scientific Officer since February 2010, and as Senior Vice President since March 2021. From March 2004 to February 2010, Dr. Tucker served as our Vice President of Research and Director of Immunology. Prior to these roles, Dr. Tucker held numerous scientific and engineering roles at various biotechnology companies. Dr. Tucker received a B.S. in chemical engineering from the University of Washington, an M.S. in chemical engineering from the University of California, Berkeley and a Ph.D. in immunology from the University of Washington.

Edward B. Berg has served as our Senior Vice President and General Counsel since February 2022. Mr. Berg has served in senior legal positions at prominent healthcare companies for most of his more than 30-year career and has represented Fortune 500 and mid-cap companies in biotechnology, pharmaceuticals and life sciences. Prior to Vaxart, he served as VP, Deputy General Counsel for BioMarin Pharmaceutical Inc. from July 2018 to January 2022. Mr. Berg previously served as VP Legal and the head attorney supporting Novartis AG’s biosimilar/generic subsidiary, Sandoz US, from June 2016 to June 2018. Mr. Berg’s previous roles include Deputy General Counsel, Pharmaceutical Operations for Sanofi-Aventis U.S. LLC and Sanofi NA Pharmaceuticals, and Senior Corporate Counsel, Research & Development at Bristol-Myers Squibb, Inc. He began his career in healthcare as Senior Attorney/Associate Counsel for Merck & Co, Inc. Mr. Berg received a B.A. from Washington University in economics and political science and a law degree from the University of Pennsylvania Law School.

James Cummings, M.D. has served as our Chief Medical Officer since August 2021. Preceding his role at Vaxart, Dr. Cummings served as President of ICON Government and Public Health Solutions, Inc., a global clinical research organization, from January 2018 until September 2021, providing clinical trial and functional services to government and commercial customers, in support of global health. Prior to joining ICON, Dr. Cummings served as Vice President of Clinical Development and Translational Medicine at Novavax, Inc. from September 2015 until January 2018. There he led the development programs for all Emerging and Re-Emerging Infectious Diseases to provide a timely, broad response across the spectrum of emerging infectious diseases. Dr. Cummings retired as a Colonel in the U.S. Army after 26 years of service, during which he acquired proven track record in vaccine, drug and diagnostics development, and served as Director of the Department of Defense (DoD) Global Emerging Infectious Diseases Surveillance and Response Systems (DoD GEIS) leading Biosurveillance for the U.S. DoD with laboratories and partners in 71 countries and as consultant to the Army Surgeon General for all medical research and development. A graduate of Georgetown University’s School of Medicine, Dr. Cummings trained in Internal Medicine and Infectious Diseases Fellowships at Walter Reed and the National Capital Consortium and has been elected to fellow in the American College of Physicians (FACP), the Infectious Diseases Society of America (FIDSA) and the American Society of Tropical Medicine and Hygiene (FASTMH).

EXECUTIVE COMPENSATION

This section describes the 2025 compensation program established by the Compensation Committee for our named executive officers. Our named executive officers for 2025 were:

Name	Position
Steven Lo	President and Chief Executive Officer
James Cummings, M.D.	Chief Medical Officer
Sean Tucker, Ph.D.	Senior Vice President and Chief Scientific Officer

Compensation Objectives

Our compensation objectives for 2025 are outlined below.

Compensation Objective	Description
Pay-For-Performance	Emphasize performance-based compensation to motivate executives to achieve strong financial, operational and individual performance in a manner that balances short-term and long-term results
Talent Retention	Attract and retain high-caliber executives who can effectively manage our complex global business.
Alignment with Stockholder Interests	Align our executives’ interests with those of our stockholders by making stock-based incentives a core element of our executives’ compensation.

Pay-For-Performance

The guiding principle of our compensation philosophy is that pay should be linked to performance and that the interests of executives and stockholders should be aligned. That principle is embedded in our compensation program, which is designed to optimize alignment between executive pay and actual results.

As described below, the variable components of our compensation program for 2025 were short-term incentives (“STI”) and long-term incentives (“LTI”). Our STI opportunities were provided under an annual cash bonus plan, the payout of which was dependent on corporate and individual performance. Our LTI opportunities were provided through stock options and restricted stock units.

Say-on-Pay

The Compensation Committee has considered the results of the most recent stockholder advisory vote on executive compensation in determining compensation policies and decisions. The Company did not receive support from our stockholders for our executive compensation program in 2025, with a non-favorable “say-on-pay” vote at our 2025 annual meeting of approximately 68% of the votes cast.

The Compensation Committee evaluated the results of the 2025 advisory “say-on-pay” vote, stockholder feedback received in connection with that vote, input from its independent compensation consultant, and the other factors and data discussed in this proxy statement in determining executive compensation policies and decisions. Based on this evaluation, the Compensation Committee determined that our executive compensation programs are aligned with our pay-for-performance compensation philosophy and company strategy and decided not to make any material changes to the structure or principles of the programs. The Compensation Committee will continue to consider stockholder feedback, input from its independent compensation consultant, and the outcomes of future say-on-pay votes when assessing our executive compensation programs and policies and making compensation decisions for our named executive officers.

Market Practices

Competitive Compensation Levels

We believe that each element of our compensation program should remain competitive in order to retain, and, if necessary, attract experienced, high-caliber executives.

When setting 2025 compensation levels for the named executive officers, the Compensation Committee retained Aon Consulting, Inc. (“Aon”) as its independent compensation consultant, reporting directly to the Compensation Committee and serving at the sole discretion of the Compensation Committee. During its engagement, Aon was asked to review competitive compensation data, including pay mix and compensation levels. The compensation data was derived from several sources, including the companies in a compensation peer group established by the Compensation Committee, upon advice of Aon, and select compensation surveys. Each of these sources is described below.

For 2025, the Compensation Committee generally attempted to structure compensation for named executive officers at approximately the 50th percentile of the market data for base salary, the 50th percentile of the market data for the target STI opportunity (with the payout potentially being higher or lower, based on performance), and the 50th to 75th percentile of the market data for the target LTI opportunity. The Compensation Committee, however, retained discretion to adjust specific compensation elements and levels above or below these guidelines in order to respond to market conditions, promotions, new hires, individual performance or other circumstances.

Compensation Peer Group

The Compensation Committee, after obtaining advice from Aon, established the following criteria for the 2025 compensation peer group:

•        U.S.-based, publicly traded, pre-commercial biopharmaceutical companies

•        Headcount generally between 1/3 and 3x the Company’s headcount

•        Market capitalization generally between 1/3 and 3x the Company’s market capitalization

Based on these criteria, the members of the compensation peer group for 2025 were as follows:

Compensation Peer Group
Adverum Biotechnologies	Inhibrx Biosciences
Allakos	Inovio Pharmaceuticals
Altimmune	Iteos Therapeutics
ALX Oncology	Jasper Therapeutics
Arcturus Therapeutics	Kezar Life Sciences
Armata Pharmaceuticals	Ocugen
Atea Pharmaceuticals	RAPT Therapeutics
Cidara Therapeutics	Sutro Biopharma
Gossamer Bio	Vor Biopharma

The Compensation Committee also reviews market data from the Radford Global Compensation Survey, which is provided by Aon.

Elements of Total Direct Compensation

A brief summary of our total direct compensation — consisting of base salary, STI opportunities and LTI opportunities — for our named executive officers is set forth below.

Annual Base Salaries

We provide a base salary to retain and attract key executive talent and to align our compensation with market practices. Base salaries are reviewed and established by the Compensation Committee on a competitive basis each year to better align with market levels.

During the annual performance review process in February 2025, the Compensation Committee approved an 8.3% merit increase for Mr. Lo, a 6.7% merit increase for Dr. Cummings, and a 4.2% merit increase for Dr. Tucker, in each case effective January 1, 2025. These adjustments were intended to recognize each executive’s contributions to the Company and to align their base salary levels with the market data.

For more information about the 2025 base salaries for each of our named executive officers, please refer to the “Salary” column of the 2025 Summary Compensation Table on page 42.

Short-Term Incentive Compensation

The STI program is designed to motivate our named executive officers to achieve annual business plan objectives and individual goals.

Each year the Compensation Committee establishes a STI award opportunity for our named executive officers. The Compensation Committee did not make any changes to the target STI award opportunities for Dr. Cummings and Dr. Tucker, which remained at 40% of their annual base salary. Mr. Lo’s target STI award opportunity was increased from 50% to 55% of his annual base salary, plus increased STI award payment for 2025 of an additional $49,500, resulted in effective STI award opportunity of 63%.

The 2025 STI payout levels were determined by the Compensation Committee based on an overall assessment of corporate performance and individual contributions. The Compensation Committee approved certain corporate goals and objectives at the beginning of the year that generally focused on deliverables with respect to four primary areas: finance (focus on the Company’s long-term viability), COVID-19 (relating to the partnership with BARDA for execution of the phase 2b trial), advancing the pipeline (generate preclinical and clinical data as well as enhance manufacturing capabilities), and operational excellence (maintain a culture of effectiveness, efficiency, compliance and strategic alignment across the enterprise).

Based on its assessment of overall corporate performance and the individual contributions of each participating executive, and its desire to retain a management team that is essential to our continued success, the Compensation Committee recommended, and the board of directors approved, an overall achievement level of 100% for the 2025 STI program, which funded a bonus pool that was allocated among the named executive officers based on recommendations of the Chief Executive Officer (other than with respect to himself) and final approval by the board of directors. The 2025 STI payouts were as follows: $407,000 for Mr. Lo; $210,000 for Dr. Cummings; and $180,000 for Dr. Tucker.

2024 Trial Launch Bonus Program

In February 2024, the board of directors, upon the recommendation of the Compensation Committee, approved a $1,000,000 bonus pool under a Trial Launch Bonus Program, that would be allocated and payable to each employee selected by the Chief Executive Officer (including Dr. Cummings and Dr. Tucker). Under this program, each of Dr. Cummings and Dr. Tucker were eligible to a pro-rata share of the bonus pool equal to 30% of his annual salary as in effect as of December 31, 2023, if he remained employed through the date that the first 1,000 volunteers in the Phase 2 trial had been dosed, which occurred on June 16, 2025. Dr. Cummings received a payout of $45,498 and Dr. Tucker received a payout of $43,114 under this program.

Spot Bonus

On March 5, 2025, the board of directors approved a spot bonus grant of a stock option to purchase 50,000 shares to Dr. Cummings to recognize his performance that shall vest as to 25% of the underlying shares of common stock on the first anniversary of the grant date and thereafter in thirty-six (36) equal monthly installments.

On December 4, 2025, the board of directors approved a spot bonus for Mr. Lo in the amount of $56,000 to reflect his leadership with respect to the Phase 2 trial and the licensing agreement with Dynavax. In lieu of cash, this spot bonus was paid to Mr. Lo in December 2025 by the issuance of fully vested restricted stock unit grant of 151,351 shares of common stock of equivalent value.

Long-Term Incentives

The Compensation Committee believes that a competitive LTI program is an important component of total direct compensation because it: (i) enhances the retentive value of our compensation; (ii) rewards executives for increasing our stock price and developing long-term value; and (iii) provides executives with an opportunity for stock ownership to align their interests with those of our stockholders.

During the annual performance review process in 2025, the Compensation Committee, with the help of Aon, its independent compensation consultant, conducted a review of the LTI award opportunities for our officers. The Compensation Committee recommended, and the board of directors approved, a grant to (i) Mr. Lo of a stock option to purchase 2,108,000 shares and a restricted stock unit award covering 1,405,000 shares; (ii) to each of Dr. Cummings and Dr. Tucker, a stock option to purchase 610,000 shares and a restricted stock unit award covering 406,000 shares. Each stock option vests one-fourth on the first anniversary of the vesting commencement date and thereafter in equal monthly installments over the next three years, and each restricted stock unit award vests in four equal annual installments. In addition, during the annual performance review process in 2025, and as part of an “officer recognition program”, the board of directors approved a one-time recognition award to Dr. Cummings of a stock option to purchase 50,000 shares to recognize his performance in securing the BARDA award, which vests one-fourth on the first anniversary of the vesting commencement date and thereafter in equal monthly installments over the next three years.

Additional Compensation Arrangements

Severance Benefit Plan

During 2025, each of the named executive officers participated in the Severance Benefit Plan (the “Severance Plan”).

Under the Severance Plan, if a participating named executive officer were terminated other than for cause, death or disability, or resigned for good reason, other than in connection with a change in control, he would be entitled to receive (i) continued payment of base salary for six months (twelve months for Mr. Lo), and (ii) the portion of health insurance premiums paid by the Company, prior to the termination, under our group health insurance plans as provided under COBRA, until the end of the applicable salary continuation period (or, if earlier, such time as the named executive officer is eligible for health insurance coverage with a subsequent employer).

If a participating named executive officer were terminated other than for cause, death or disability, or resigned for good reason, either during the three months before or in the twelve months after a change in control, then he would be entitled to receive (in lieu of the benefits described above): (i) lump sum cash severance equal twelve months of base salary, (ii) the portion of health insurance premiums paid by the Company, prior to the termination, under our group health insurance plans as provided under COBRA, until the end of the applicable salary continuation period (or, if earlier, such time as the named executive officer is eligible for health insurance coverage with a subsequent employer), (iii) full vesting of any unvested time-based equity awards, and (iv) a pro-rated target annual bonus for the year of termination.

In exchange for the severance benefits, the participating named executive officers must agree to comply with the Company’s standard employee invention assignment and confidentiality agreement, return all company property, and sign a release of claims in favor of the Company.

For purposes of the Severance Plan, the term “cause” generally means (i) engaging in willful or gross misconduct or willful or gross neglect; (ii) the commission of a felony or a crime involving any of the following: moral turpitude, dishonesty, breach of trust or unethical business conduct; or the commission of any crime involving the Company or any of its subsidiaries; (iii) fraud, misappropriation or embezzlement; or (iv) the abuse of illegal drugs or other controlled substances or habitual intoxication while providing services for the Company or any of its affiliates.

The term “good reason” generally means the occurrence of any of the following events without the participant’s consent; (i) a material diminution in base salary or target bonus; (ii) a material diminution in authority, duties, or responsibilities; or (iii) a relocation of the principal place of employment or service to a location that increases his or her one-way commute distance by more than 35 miles, subject to applicable notice and cure provisions.

The Severance Plan does not provide a tax gross-up for named executive officers or any other employees in the event they are subject to golden parachute excise taxes on severance or other payments received in connection with a change in control. The Severance Plan promotes retention incentives for our executives by establishing severance protections for participants that are consistent with market levels, while eliminating the need to negotiate individual severance agreements in connection with an executive’s termination or at the time of hire. The enhanced benefits available upon a change in control increase our retention incentives by reducing the personal uncertainty that arises from the possibility of a future business combination and promoting objectivity in the evaluation of transactions that are in the best interests of our stockholders.

Mr. Lo

In connection with his appointment as President and Chief Executive Officer, Mr. Lo entered into a letter agreement with the Company, dated as of February 21, 2024. The letter agreement provided for an initial base salary equal to $600,000, a target STI award opportunity equal to 50% of his annual base salary and a grant under the Vaxart, Inc. 2024 Inducement Award Plan consisting of a stock option to purchase 1,000,000 shares that vests one-fourth on the first anniversary of his start date and thereafter in equal monthly installments over the next three years, and a restricted stock unit award covering 250,000 shares that vests in four equal annual installments. The letter agreement also provides that Mr. Lo will participate in the Severance Plan, with a severance multiple equal to twelve months.

Dr. Cummings

In connection with his appointment as Senior Vice President and Chief Medical Officer of the Company, Dr. Cummings entered into a letter agreement with the Company, dated as of August 16, 2021. The letter agreement provides for an initial base salary of $400,000 per year, an initial “target” bonus opportunity of 40% of his annual base salary and an initial grant of a stock option covering 300,000 shares (effective when he commenced the consulting services described below). In addition, the letter agreement provided that, prior to his start date, Dr. Cummings would provide certain consulting services to the Company at the direction of the Chief Executive Officer with respect to clinical and regulatory matters (including clinical trial design and regulatory strategies both in the U.S. and abroad), interactions with pan-governmental organizations such as WHO and CEPI, and business development activities. Dr. Cummings received a consulting fee at the rate of $100 per hour for these services and entered into a standard consulting agreement with the Company, which terminated on September 26, 2021, the day prior to the date he commenced employment.

Dr. Tucker

In connection with his appointment as Vice President, Research and Director of Immunology, Dr. Tucker entered into a letter agreement with the Company, dated as of May 20, 2006. The letter agreement provided that, if Dr. Tucker’s employment were terminated without “cause”, or he voluntarily resigned for “good reason”, then one-half of his then outstanding and unvested stock options shall vest and become immediately exercisable, except that if there are fewer than one-half of the option shares unvested at that time, then all remaining unvested option shares would vest and become immediately exercisable. During the term of his employment, Dr. Tucker agreed that he would not render any commercial or professional services of any nature to any person or organization, whether or not for compensation, without the prior written consent of the board of directors. He also agreed not to directly or indirectly engage or participate in any business that is competitive with the Company’s business.

Retirement Plan

We maintain a tax-qualified retirement plan that provides eligible employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may defer eligible compensation up to certain tax code limits, which are updated annually. Employees are immediately and fully vested in their own contributions. We make matching contributions to participants in the 401(k) plan annually in arrears in an amount equal to the employee’s deferral up to a maximum of 3% of the employee’s annual eligible earnings, which are immediately and fully vested. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan. The named executive officers did not participate in, or otherwise receive any benefits under any pension plan or nonqualified deferred compensation plan.

2025 Summary Compensation Table

The following table provides information regarding the compensation for services rendered that was earned by our named executive officers during the years ended December 31, 2025 and 2024.

Name and Principal Position	Fiscal Year	Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Steven Lo	2025	$650,000	$776,203	$964,910	$407,000	$12,306	$2,810,918
President and Chief Executive Officer	2024	$473,810	$290,000	$1,044,370	$272,000	$5,588	$2,085,768

James Cummings, M.D.	2025	$521,000	$208,116	$302,106	$210,000	$13,272	$1,254,494
Chief Medical Officer	2024	$488,087	$104,400	$428,192	$179,700	$12,156	$1,212,535

Sean Tucker, Ph.D.	2025	$465,000	$208,116	$279,220	$180,000	$12,022	$1,144,358
Chief Scientific Officer	2024	$446,267	$104,400	$428,192	$164,300	$11,872	$1,155,031

____________

(1)      Reflects the grant date fair value of time-based restricted stock unit awards computed in accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 10 to the consolidated financial statements included in our Annual Report for the fiscal year ended December 31, 2025, filed with the SEC on March 13, 2026, for a discussion of the relevant assumptions used in calculating value pursuant to FASB ASC Topic 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For 2025, the amount also includes the additional grant of 151,351 restricted stock unit awards as a spot bonus awarded to Mr. Lo related to his leadership.

(2)      Reflects the grant date fair value of stock option awards for the applicable year computed in accordance with ASC Topic 718. See Note 10 to the consolidated financial statements included in our Annual Report for the fiscal year ended December 31, 2025, filed with the SEC on March 13, 2026, for a discussion of the relevant assumptions used in calculating the grant date fair value pursuant to FASB ASC Topic 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. For 2025, the amount also includes an additional grant of 50,000 stock option awards as a spot bonus awarded to Mr. Cummings in recognition of his achievements.

(3)      Reflects the cash bonuses awarded to the named executive officers for the applicable year under the Short-Term Incentive Program. For 2025, the amount also includes the additional cash bonuses awarded to Dr. Cummings and Dr. Tucker under the 2024 Trial Launch Program.

(4)      Reflects an employer match under the Company’s 401(k) plan, premiums paid by the Company under the group-term life insurance program, and an employer match under the Health Savings Account as applicable.

Outstanding Equity Awards as of December 31, 2025

The following table presents, for each of our named executive officers, information regarding outstanding stock options and RSUs held as of December 31, 2025.

	Options Awards							Stock Awards
Name	Vesting commencement date	Number of securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable		Options exercise price ($)	Options expiration date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested(1)
Steven Lo	3/18/2024	437,500		562,500	(2)	$1.16	3/17/2034
	3/18/2024							187,500	(3)	$65,625
	3/24/2025	—		2,108,000	(2)	$0.5126	3/24/2035
	3/24/2025							1,405,000	(3)	$491,750

James Cummings, M.D.	8/16/2021	300,000		—	(2)	$8.44	8/15/2031
	3/28/2022	246,093		16,406	(2)	$5.09	3/27/2032
	3/17/2023	290,416		119,584	(2)	$0.78	3/16/2033
	3/17/2023	205,000	(4)	—		$0.78	3/16/2033
	3/17/2023							45,000	(3)	$15,750
	3/18/2024	179,375		230,625	(2)	$1.16	3/17/2034
	3/18/2024							67,500	(3)	$23,625
	3/24/2025	—		610,000	(2)	$0.5126	3/24/2035
	3/24/2025	—		50,000	(2)	$0.5126	3/24/2035
	3/24/2025							406,000	(3)	$142,100

Sean Tucker, Ph.D.	6/14/2017	9,060	(4)	—		$4.07	6/23/2027
	2/13/2018	14,000	(4)	—		$5.17	5/24/2028
	5/10/2019	84,061	(4)	—		$0.77	5/11/2029
	3/24/2020	360,000	(4)	—		$1.70	3/23/2030
	3/25/2021	100,000		—	(2)	$6.27	3/24/2031
	3/28/2022	246,094		16,406	(2)	$5.09	3/27/2032
	3/17/2023	205,000	(4)	—		$0.78	3/16/2033
	3/17/2023	290,416		119,584	(2)	$0.78	3/16/2033
	3/17/2023							45,000	(3)	$15,750
	3/18/2024	179,375		230,625	(2)	$1.16	3/17/2034
	3/18/2024							67,500	(3)	$23,625
	3/24/2025							406,000	(3)	$142,100
	3/24/2025	—		610,000	(2)	$0.5126	3/24/2035

____________

(1)      Market value of restricted stock units that have not vested was determined by multiplying the number of shares by $0.35, the closing price of our common stock on December 31, 2025.

(2)      The option award vests as to 25% of the underlying shares on the first anniversary of the applicable vesting commencement date and in 36 equal monthly installments thereafter.

(3)      Reflects the remainder of an award that vests in four equal annual installments beginning on the first anniversary of the applicable vesting commencement date.

(4)      The shares subject to these options are fully vested.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, our board of directors and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

During 2025, we did not grant any stock options to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing or furnishing of such a report.

Pay Versus Performance

The information provided below is mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, which requires that we, among other things, report the amount of “compensation actually paid” to our named executive officers. These amounts are calculated in accordance with applicable SEC rules, and do not reflect the actual amount of compensation earned by or paid to our named executive officers during each applicable year.

Year	Summary Compensation Table (“SCT”) Total for PEO(1)	Compensation Actually Paid (“CAP”) to PEO(1)(4)	SCT Total for PEO(2)	CAP to PEO(2)(4)	SCT Total for PEO(3)	CAP to PEO(3)(4)	Average SCT Total for Non-PEO NEOs	Average CAP to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income (thousands)(6)
2025	—	—	$2,810,918	$1,857,710	—	—	$1,199,426	$766,943	$36.05	$16,327
2024	$1,931,356	$229,973	2,085,768	1,477,303	305,390	302,602	$1,183,783	$1,084,937	$68.90	$(66,948)
2023	$1,866,844	$1,388,914	—	—	—	—	$1,156,210	$928,550	$59.61	$(82,465)

____________

(1)      These columns reflect the SCT and CAP information with respect to Mr. Floroiu who resigned as Chief Executive Officer of the Company on January 15, 2024.

(2)      These columns reflect the SCT and CAP information with respect to Mr. Lo, our current Chief Executive Officer.

(3)      These columns reflect the SCT and CAP information with respect to Dr. Michael J. Finney, who has served as Interim Chief Executive Officer from January 16, 2024, until Mr. Lo’s appointment as Chief Executive Officer on March 18, 2024.

(4)      As required by applicable SEC rules, CAP was calculated by beginning with the total amount reported in the SCT for the applicable year, (i) subtracting the grant date fair value of stock awards reported in the Stock Awards column of the SCT, (ii) subtracting the grant date fair value of option awards reported in the Option Awards column of the SCT, and (iii) adding the change in fair value of stock and option awards for the applicable year.

(5)      Company total shareholder return (“TSR”) represents the cumulative investment return of an initial fixed $100 investment in our common stock during the period commencing on December 31, 2022 and ending on the last day of the covered fiscal year, assuming reinvestment of all dividends. The Company TSR reflected in the table above may not be indicative of future performance.

(6)      Reflects net income (loss) for the covered fiscal year, as reported in our Form 10-K for such year.

Fair value amounts were computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. The fair value amounts were calculated using our stock price on the last day of each fiscal year or the date of vesting, as applicable. For 2025, we used the following additional assumptions to determine the fair value of stock option awards under the Black-Scholes-Merton option-pricing model: (i) risk-free return rate: 3.53% – 4.53%; (ii) expected option term (in years): 4.20 – 6.56 years; and (iii) expected volatility: 88.94% – 125.69%.

Mr. Floroiu is included as the PEO for 2023. Mr. Floroiu, Dr. Michael Finney and Mr. Lo are included as PEO for 2024. Mr. Lo is included as the PEO for 2025. The non-PEO named executive officers included in the average for each covered fiscal year are: Dr. Tucker and Dr. Cummings.

Following is a reconciliation of the SCT total and the CAP for 2025.

Fiscal Year	Executives	SCT	Grant Date Value of New Awards	Year End Value of New Awards	Change in Value of Unvested Awards	Change in Value of Vested Awards	Fair Value of Vested Awards Granted and Vested in Current Fiscal Year	Fair Value at Start of Fiscal Year of Awards That Failed to Meet Vesting Conditions	Total Equity Award Adjustments	CAP
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
2025	PEO: Steven Lo	$2,810,918	$(1,741,113)	$1,069,891	$(251,569)	$(86,416)	$56,000	—	$787,905	$1,857,710
2025	Non-PEO NEO Average	$1,199,426	$(498,779)	$316,317	$(168,250)	$(81,772)	—	—	$66,296	$766,943

____________

(A)     The dollar amounts reported in the Summary Compensation Table for 2025.

(B)     The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for 2025.

(H)     The recalculated value of equity awards for 2025 includes the addition (or subtraction, as applicable) of the following:

(C)     The year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year;

(D)     the amount of change as of the end of the year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(E)     for awards that vest in the year, the change in the fair value as of the vesting date from the beginning of the year;

(F)     for awards that are granted and vest in the year, the change in the fair value as of the vesting date from the beginning of the year; and

(G)     for awards that failed to meet vesting conditions in the year, the fair value at the start of the fiscal year.

Required Supplemental Graphs Showing Relationship Between:

CAP and Company TSR

The graph below illustrates the relationship between the CAP to our PEO and the other NEOs and the Company’s TSR during the period covered by the Pay versus Performance Table.

CAP and Net Income

The graph below illustrates the relationship between the CAP to our PEO and the other NEOs and the Company’s net income during the period covered by the Pay versus Performance Table.

DIRECTOR COMPENSATION

During 2025, our non-employee directors were compensated in the following manner under our director compensation program.

The Company’s director compensation program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of its stockholders. The program includes a cash component, which is intended to compensate non-employee directors for their service on our board of directors and an equity component, which is intended to align the interests of non-employee directors and stockholders. Directors who are employees of the Company receive no additional compensation for their service on our board of directors.

The Compensation Committee annually reviews compensation paid to our non-employee directors and makes recommendations for adjustments, as appropriate, to the full board of directors. As part of this annual review, the Compensation Committee considers the significant time commitment and skill level required by each non-employee director in serving on our board of directors and its various committees. The Compensation Committee seeks to maintain a market competitive director compensation program and, with the assistance of its independent compensation consultant, benchmarks our director compensation program against those maintained by the peer group we use to evaluate our executive compensation program.

Under the director compensation program for 2025, our non-employee directors received the following cash compensation for their service on our board of directors and its committees:

•        $40,000 annual cash retainer;

•        $30,000 for the Chair of the board of directors;

•        $25,000 for the Lead Director of the board of directors;

•        $20,000 for the chair of the Audit Committee and $10,000 for each of its other members;

•        $12,000 for the chair of the Compensation Committee, and $6,000 for each of its other members;

•        $10,000 for the chair of the Nominating and Governance Committee, and $5,000 for each of its other members; and

•        $15,000 for the chair of the Science and Technology Committee, and $7,500 for each of its other members.

In addition, each non-employee director who is initially elected or appointed to the board after the effective date of the program shall automatically be granted on the day of such first election or appointment: (i) a stock option to purchase 190,800 shares of our shares of common stock, and (ii) a RSU award covering 32,000 shares of our common stock (the “Initial Award”). Each Initial Award shall vest and become exercisable in substantially equal installments on each of the first three anniversaries of the date of grant, subject to the non-employee director continuing in service on the board through each such vesting date.

A non-employee director who is serving on the board as of the date of any annual meeting after the effective date of the program, and who will continue to serve as a non-employee director immediately following such meeting, shall automatically be granted on the date of such annual meeting: (i) a stock option to purchase 95,400 shares of our common stock, and (ii) a RSU award covering 16,000 shares of our common stock (the “Annual Award”), which amounts are pro-rated for new directors to reflect their service since the last annual meeting. Each Annual Award shall vest and become exercisable on the earlier of (x) the first anniversary of the date of grant, or (y) the date immediately prior to the next annual meeting of the Company’s stockholders following the date of grant, subject to the non-employee director continuing in service on the board through such vesting date.

Upon a change in control, all outstanding equity awards that are held by a non-employee director shall become fully vested and exercisable.

Dr. Wheadon has devoted, and continues to devote, significant time assisting and advising the Company, in his capacity as a member of the board, on regulatory, pipeline optimization, and clinical development strategies and his time commitment on these projects has significantly exceeded, and will continue to exceed, what is reasonably expected of a member of the board. On March 5, 2025, the board of directors compensated Dr. Wheadon for his additional services as a member of the board with an additional one-time cash retainer of $20,000.

Michael J. Finney, Ph.D. retired as a director on September 30, 2025. In connection with Michael J. Finney, Ph.D.’s retirement, and as a special recognition of his prior service and significant contributions, the board of directors (i) accelerated the vesting of Dr. Michael J. Finney’s outstanding stock options and restricted stock units, and (ii) extended the post-termination exercise period for each of Dr. Michael J. Finney’s outstanding and vested stock options until the earlier of the second anniversary of the effective date of his retirement, or the expiration of the stated 10-year term of the stock option.2

2025 Director Compensation

The following table provides director compensation information for each of the non-employee directors of the board of directors who served during 2025.

Name	Fees earned or paid in cash	Stock Awards(2)	Option Awards(2)	Total
Kevin P. Finney(1)	$50,875	$28,355	$150,849	$230,079
Michael J. Finney, Ph.D.(1)	$63,750	$16,571	$89,464	$169,785
Elaine J. Heron, Ph.D.	$71,175	$11,232	$59,112	$141,519
W. Mark Watson	$73,609	$11,232	$59,112	$143,953
David Wheadon, M.D.	$82,625	$11,232	$59,112	$152,969
Robert A. Yedid(1)	$4,744	$—	$24,339	$29,083

____________

(1)      Mr. Yedid resigned as a director on January 28, 2025, and Michael J. Finney, Ph.D. retired as a director on September 30, 2025. Mr. Kevin P. Finney was appointed to serve on the board of directors on January 28, 2025.

(2)      Reflects the grant date fair value of restricted stock unit awards and stock option awards for the year computed in accordance with ASC Topic 718. See Note 10 to the consolidated financial statements included in our Annual Report for the fiscal year ended December 31, 2025, filed with the SEC on March 13, 2026, for a discussion of the relevant assumptions used in calculating the grant date fair value pursuant to FASB ASC Topic 718. For Mr. Yedid and Dr. Michael J. Finney, the amounts also include the incremental fair value of their stock option and for Dr. Michael J. Finney the incremental fair value of his restricted stock unit awards, calculated in accordance with FASB ASC Topic 718, that were modified in connection with their retirement.

Name	Number of shares underlying RSUs	Number of shares underlying stock options
Kevin P. Finney	38,103	227,192
Michael J. Finney, Ph.D.	16,000	95,400
Elaine J. Heron, Ph.D.	16,000	95,400
W. Mark Watson	16,000	95,400
David Wheadon, M.D.	16,000	95,400

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s common stock as of [•], 2026, by:

•        each person known to be the beneficial owner of more than 5% of the outstanding common stock of the Company;

•        each of the Company’s executive officers and directors; and

•        all of the Company’s current executive officers and directors as a group.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on [•] shares outstanding on [•], 2026, adjusted as required by rules promulgated by the SEC.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Vaxart, Inc., 310 Utah Ave, Suite 150, South San Francisco, California 94080.

Name of Beneficial Owners	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% or Greater Stockholders
None qualified	—		*
Executive Officers and Directors
Steven Lo	[1,737,689]	(1)	*
James B. Breitmeyer, M.D., Ph.D.	—	(2)	*
James Cummings, M.D.	[1,898,982]	(3)	*
Sean Tucker, Ph.D.	[2,156,165]	(4)	*
Kevin P. Finney	[283,429]	(5)	*
Elaine J. Heron, Ph.D.	[417,324]	(6)	*
W. Mark Watson	[447,597]	(7)	*
David Wheadon, M.D.	[391,698]	(8)	*
All directors and executive officers as a group (10 individuals)	[8,395,769]	(9)	*

____________

(1)      Consists of (i) 460,356 shares of common stock directly held by Mr. Lo, (ii) 100,000 shares held by The Lo Family Trust, and (iii) 1,177,333 shares issuable pursuant to stock options exercisable within 60 days of May 1, 2026.

(2)      Dr. James B. Breitmeyer was appointed to the board on April 23, 2026.

(3)      Consists of (i) 366,691 shares of common stock held directly by Dr. Cummings, and (ii) 1,532,291 shares issuable pursuant to stock options exercisable within 60 days of May [•], 2026.

(4)      Consists of (i) 310,811 shares held directly by Dr. Tucker, (ii) 51,465 shares held jointly by Frances Chang and Dr. Tucker, (iii) 9,060 shares held by Dr. Tucker’s spouse, and (iv) 1,784,829 shares issuable pursuant to stock options exercisable within 60 days of May [•], 2026.

(5)      Consists of (i) 166,668 shares of common stock held directly by Mr. Kevin P. Finney, and (ii) 99,992 shares issuable pursuant to stock options exercisable and 16,769 shares issuable pursuant to restricted stock unit vesting within 60 days of May [•], 2026.

(6)      Consists of (i) 80,566 shares of common stock held directly by Dr. Heron, and (ii) 320,758 shares issuable pursuant to stock options exercisable and 16,000 shares issuable pursuant to restricted stock unit vesting within 60 days of May [•], 2026.

(7)      Consists of (i) 108,125 shares of common stock held directly by Mr. Watson, and (ii) 323,472 shares issuable pursuant to stock options exercisable and 16,000 shares issuable pursuant to restricted stock unit vesting within 60 days of May [•], 2026.

(8)      Consists of (i) 30,750 shares of common stock held directly by Dr. Wheadon, and (ii) 344,948 shares issuable pursuant to stock options exercisable within 60 days of May [•], 2026.

(9)      Does not include Mr. Yedid, who resigned as a member of the board of directors in January 2025 or Michael J. Finney, Ph.D., who retired as a member of the board of directors in September 2025.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Vaxart. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with, except that, each of Kevin Finney and W. Mark Watson filed one late Form 4 with respect to one transaction due to administrative oversight.

TRANSACTIONS WITH RELATED PARTIES

Related-Party Transaction Policy and Procedures

We have adopted a written Related Party Transaction Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related party transactions.” For purposes of our policy only, a “related party transaction” is a transaction, arrangement or relationship (including indebtedness or a guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which we and any “related party” are, were or will be participants involving an amount that exceeds $120,000 and in which any “related party” has a direct or indirect material interest. Certain types of related party transactions are deemed to be pre-approved or ratified, as applicable, including: (i) the payment of compensation by us to our executive officers or directors; and (ii) a transaction where the related party’s interest arises solely from the ownership of a class of equity securities of the Company and all holders of that class of equity securities received the same benefit on a pro rata basis. A related party is any executive officer, director, nominee to become a director or more than 5% stockholder of us, including any of their immediate family members, and any entity owned or controlled by such persons. We describe below such transactions or series of similar transactions to which we have been or were a party since January 1, 2024.

Under the policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the board of directors) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether any alternative transactions were available. To identify related party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to us, (b) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related party transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of us and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

Certain Related-Person Transactions

Indemnity Agreements

We have entered into indemnity agreements with our executive officers and directors which provide, among other things, that we will indemnify and advance expenses incurred in connection with certain actions, suits or proceedings to such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and our Bylaws.

Letter Agreements

We have entered into letter agreements, employment agreements and change in control arrangements with our executive officers. For more information regarding these agreements, see the “Executive Compensation” section of this proxy statement.

On January 31, 2024, we entered into a Separation Agreement with Mr. Floroiu, our former President and Chief Executive Officer.

Equity Grants

We have granted stock options to our executive officers and members of our board of directors. For a description of our executive officers’ options, see the “Executive Compensation — Outstanding Equity Awards as of December 31, 2025” section of this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are subject to the “safe harbor” created by those sections, concerning our business, operations, and financial performance and condition as well as our plans, objectives, and expectations for business operations and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this proxy statement may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under “Item 1A — Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and any risk factors disclosed in any subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the filing date of this proxy statement. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this proxy statement.

This proxy statement also contains market data related to our business and industry. These market data include projections that are based on a number of assumptions. If these assumptions turn out to be incorrect, actual results may differ from the projections based on these assumptions. As a result, our markets may not grow at the rates projected by these data, or at all. The failure of these markets to grow at these projected rates may harm our business, results of operations, financial condition, and the market price of our common stock.

HOUSEHOLDING OF PROXY MATERIALS

As permitted by the Exchange Act, we may deliver a single copy of the proxy statement and the Annual Report to multiple record stockholders sharing an address. This is known as “householding.” However, due to the contested nature of the Annual Meeting, householding will not be implemented this year. If you would like a separate copy of this Proxy Statement or the Annual Report now or in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you may contact: Campaign Management, at (212) 632-8422.

FORM 10-K INFORMATION; OTHER SEC FILINGS

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be read over the Internet at the SEC’s website at http://www.sec.gov or at our website at http://www.vaxart.com. Information contained on or accessible through, including any reports available on, our website or any other website referenced in this proxy statement is not part of this proxy statement. References to websites in this proxy statement are intended to be inactive textual references only.

A copy of Vaxart’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended, is available without charge upon written request to: Secretary, Vaxart, Inc., 310 Utah Avenue, Suite 150, South San Francisco, CA 94080. A copy of the Annual Report is also enclosed with this proxy statement.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We will reimburse brokers, fiduciaries, and custodians for reasonable expenses incurred by them in forwarding Proxy Materials to beneficial owners of Common Stock held in their names. Proxies may be solicited by mail, in person, by telephone, facsimile, or other means of communication by our officers and other employees. These people will receive no additional compensation for these services but will be reimbursed for any expenses incurred by them in connection with these services. In addition, Appendix A sets forth information pertaining to certain of Vaxart’s officers, directors, and employees who are considered to be “participants” in Vaxart’s solicitation of proxies under SEC rules. These “participants” will receive no additional or special compensation for such work.

As a result of the proxy solicitation of Mr. Houle, Vaxart has incurred, and expects to continue to incur, additional costs in connection with the solicitation of proxies. We have retained Campaign Management for certain advisory and proxy solicitation services for an aggregate fee of approximately $[•], together with reimbursement of reasonable out-of-pocket expenses for these services, and Campaign Management expects that approximately [•] of their employees will assist in the solicitation. In addition, the Company has agreed to indemnify Campaign Management against certain losses arising out of, or relating to, the engagement. Excluding amounts that we would have expended for a solicitation in an election of directors in the absence of a contested election, and excluding the compensation of our directors and partners involved in the solicitation, the aggregate expenses are estimated to be approximately $[•], approximately $[•] of which has been incurred (or accrued) to date. These expenses, which are estimates that may change, include the fees of Campaign Management, outside counsel and other advisors, as well as retaining an independent inspector of election.

STOCKHOLDER PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings for inclusion in our proxy statement in accordance with regulations adopted by the SEC under Rule 14a-8 of the Exchange Act. To be considered for inclusion in the proxy statement and form of proxy relating to our 2027 Annual Meeting, such proposals must be received by our Secretary at our executive offices at 310 Utah Avenue, Suite 150, South San Francisco, CA 94080, no later than [•].

Our Amended and Restated Bylaws (our “Bylaws”) set an advance notice procedure for nominations or other business proposals a stockholder wishes to present directly at an annual meeting outside of the Rule 14a-8 process. To be considered for presentation at the 2027 Annual Meeting, such nominations or other business proposals must be received at the above address not less than 90 days nor more than 120 days prior to the first anniversary of this year’s annual meeting of stockholders. However, (i) with respect to such nominations, in the event that the date of the 2027 Annual Meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of this year’s annual meeting, then such a nominations must be received no earlier than the 120th day prior to the date of the 2027 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2027 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2027 Annual Meeting was mailed or public disclosure of the date of the 2027 Annual Meeting was made, whichever first occurs; and (ii) with respect to such other business proposals, in the event that the date of the 2027 Annual Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of this year’s annual meeting, then such a proposal or nomination must be received no earlier than the 120th day prior to the date of the 2027 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2027 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2027 Annual Meeting was mailed or public disclosure of the date of the 2027 Annual Meeting was made, whichever first occurs. You are also advised to review our Bylaws, which contain a description of the information required to be submitted with notices of any such proposal or nomination as well as additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the first anniversary date of this year’s annual meeting. If the date of the 2027 Annual Meeting is changed by more than 30 calendar days from the anniversary of this year’s annual meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. Accordingly, for the 2027 Annual Meeting, we must receive such notice no later than [•], 2027. Such notice may be mailed to the Corporate Secretary at 310 Utah Avenue, Suite 150, South San Francisco, CA 94080.

APPENDIX A

Supplemental Information Regarding Participants in the Solicitation

Vaxart, its directors, its director nominees and certain of its executive officers and employees are or may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the names of our directors and director nominees and the names and present principal occupations of our executive officers and employees who are considered to be “participants” in our solicitation of proxies from our stockholders in connection with the Annual Meeting (collectively, the “Participants”). We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

Directors and Nominees

The principal occupations of our directors and director nominees are described in the section above titled “Vaxart’s Nominees for Election to Serve Until the 2027 Annual Meeting.” The business address of each of the directors and director nominees is 310 Utah Avenue, Suite 150, South San Francisco, CA 94080.

The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company and the business address of each person is 310 Utah Avenue, Suite 150, South San Francisco, CA 94080.

Name	Title
Steven Lo	President, Chief Executive Officer, Principal Executive Officer, and Director
Jeroen Grasman	Chief Financial Officer
Sean Tucker, Ph.D.	Chief Scientific Officer
Edward B. Berg	Senior Vice President & General Counsel
James Cummings, M.D.	Chief Medical Officer

Information Regarding Ownership of the Company’s Securities by Participants

The number of shares of common stock of the Company held as of [•], 2026 by the Participants who are directors or executive officers is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management” of this proxy statement. Edward B. Berg, who is also a Participant, beneficially owns [•] shares of common stock. The Company is unaware of any Participant who owns any securities of the Company of record that such Participant does not own beneficially, except as described in this proxy statement.

Information Regarding Transactions in Vaxart Securities by Participants — Last Two Years

The following table sets forth information regarding purchases and sales of Vaxart’s securities by each Participant from May [•], 2024 to May [•], 2026. Unless otherwise indicated, all transactions were made in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares		Acquisition (A)/ Disposition (D) Code	Transaction Codes(1)
Steven Lo	03/18/2025	22,362			D	F
	03/24/2025	1,405,000			A	A
	03/24/2025	2,108,000			A	A
	05/19/2025		100,000	(2)	A	P
	12/04/2025	151,351			A	A
	12/04/2025	54,153			D	F
	03/16/2026	846,500			A	A
	03/16/2026	1,543,000			A	A
	03/18/2026	22,425			D	F
	03/24/2026	126,028			D	F

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A)/ Disposition (D) Code	Transaction Codes(1)
Elaine J. Heron, Ph.D.	06/11/2024	16,000		A	A
	06/11/2024	95,400		A	A
	06/13/2025	16,000		A	A
	06/13/2025	95,400		A	A
	11/17/2025	23,217		D	P
	11/17/2025	16,783		D	P
Kevin P. Finney	01/28/2025	32,000		A	A
	01/28/2025	190,800		A	A
	06/13/2025	6,103		A	A
	06/13/2025	36,392		A	A
	07/17/2025	794		A	P
	07/25/2025	20,000		A	P
	07/28/2025	20,000		A	P
	07/30/2025	25,874		A	P
	08/15/2025	50,000		A	P
	08/15/2025	50,000		A	P
W. Mark Watson	06/11/2024	16,000		A	A
	06/11/2024	95,400		A	A
	06/18/2024	20,000		A	P
	06/13/2025	16,000		A	A
	06/13/2025	95,400		A	A
	07/29/2025	10,000		A	P
	11/17/2025	15,000		A	P
	11/17/2025	5,000		A	P
David Wheadon, M.D.	06/11/2024	16,000		A	A
	06/11/2024	95,400		A	A
	06/13/2025	16,000		A	A
	06/13/2025	95,400		A	A
James B. Breitmeyer, M.D., Ph.D.	04/23/2026	78,800		A	A
	04/23/2026	157,400		A
Jeroen Grasman	05/19/2025	1,000,000		A	A
	05/19/2025	350,000		A	A
	03/16/2026	227,000		A	A
	03/16/2026	455,000		A	A
Sean Tucker, Ph.D.	02/02/2025	9,242		D	F
	03/18/2025	8,050		D	F
	03/24/2025	406,000		A	A
	03/24/2025	610,000		A	A
	03/28/2025	3,913		D	F
	02/02/2026	9,265		D	F
	03/16/2026	200,000		A	A
	03/16/2026	410,000		A	A
	03/18/2026	8,072		D	F
	03/24/2026	36,418		D	F
	03/28/2026	3,924		D	F

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A)/ Disposition (D) Code	Transaction Codes(1)
Edward B. Berg	02/02/2025	9,242		D	F
	03/18/2025	8,050		D	F
	03/24/2025	406,000		A	A
	03/24/2025	610,000		A	A
	03/24/2025	50,000		A	A
	02/02/2026	9,265		D	F
	03/16/2026	115,000		A	A
	03/16/2026	225,000		A	A
	03/18/2026	8,072		D	F
	03/24/2026	36,418		D	F
James Cummings, M.D.	02/02/2025	7,964		D	F
	03/18/2025	6,772		D	F
	03/24/2025	406,000		A	A
	03/24/2025	610,000		A	A
	03/24/2025	50,000		A	A
	03/28/2025	3,292		D	F
	02/02/2026	7,965		D	F
	03/16/2026	227,000		A	A
	03/16/2026	455,000		A	A
	03/18/2026	6,772		D	F
	03/24/2026	30,551		D	F
	03/28/2026	3,292		D	F

____________

(1)      Transaction Codes:

A: Grant, award or other acquisition of securities from the Company (such as an option)

F: Payment of exercise price or tax liability by delivering or withholding securities

P: Open market or private purchase of non-derivative or derivative security

(2)      Shares are held through The Lo Family Trust, of which Mr. Lo is a trustee and a beneficiary.

Miscellaneous Information Regarding Participants in the Solicitation

Except as described in the proxy statement or this Appendix A, to Vaxart’s knowledge, none of the Participants or their associates (i) during the past ten (10) years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) beneficially owns, directly or indirectly, any shares or other securities of Vaxart or any of Vaxart’s subsidiaries; or (iii) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix A or the proxy statement, neither Vaxart nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Appendix A or the proxy statement, none of the Participants or any of their associates have (x) any arrangements or understandings with any person with respect to any future employment by Vaxart or its affiliates or with respect to any future transactions to which Vaxart or any of its affiliates will or may be a party; or (y) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of Vaxart’s last fiscal year or any currently proposed transactions, to which Vaxart or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

REVISED PRELIMINARY COPY — SUBJECT TO COMPLETION — DATED MAY 29, 2026 THIS IS THE WHITE PROXY CARD VAXART, INC. C/O FIRST COAST RESULTS, INC. 200 BUSINESS PARK CIRCLE SUITE 112 SAINT AUGUSTINE, FL 32095 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VXRT2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to c/o First Coast Results, INC., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. X T00686-TBD-MGTW THIS WHITE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VAXART, INC. THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE COMPANY’S SIX (6) NOMINEES LISTED BELOW ON PROPOSAL 1 AND DO NOT VOTE ON THE THREE (3) HOULE NOMINEES LISTED BELOW. 1. To elect six director nominees to the Board to serve until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified. You may vote ”FOR” up to six (6) nominees in total. If you vote ”FOR” less than six (6) nominees, your shares will be voted “FOR” only those nominees you have marked. If you vote “FOR” more than six (6) nominees, your votes on Proposal 1 regarding the nominees will be considered invalid and will not be counted. COMPANY NOMINEES For Withhold 1a. COMPANY RECOMMENDED NOMINEE: James B. Breitmeyer 1b. COMPANY RECOMMENDED NOMINEE: Kevin P. Finney 1c. COMPANY RECOMMENDED NOMINEE: Elaine J. Heron 1d. COMPANY RECOMMENDED NOMINEE: Steven Lo 1e. COMPANY RECOMMENDED NOMINEE: W. Mark Watson 1f. COMPANY RECOMMENDED NOMINEE: David Wheadon HOULE NOMINEES OPPOSED BY THE COMPANY For Withhold 1g. NOMINEE OPPOSED BY THE COMPANY: Daniel P. Houle 1h. NOMINEE OPPOSED BY THE COMPANY: Mark Silverberg 1i. NOMINEE OPPOSED BY THE COMPANY: Matthew M. Wallace THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2. To ratify the selection by the Company’s Audit Committee of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3. 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement. IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE SIGNED. PLEASE ALSO DATE THE PROXY WHERE INDICATED BELOW. NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

REVISED PRELIMINARY COPY — SUBJECT TO COMPLETION — DATED MAY 29, 2026 THIS IS THE WHITE PROXY CARD Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Vaxart’s Notice of Annual Meeting, Proxy Statement and 2025 Annual Report are available at www.proxyvote.com. VAXART, INC. 2026 ANNUAL MEETING OF STOCKHOLDERS [•] at [•] [a.m.] (Pacific Time) THIS WHITE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Steven Lo and Jeroen Grasman and either of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation, to vote all of the shares which the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders of Vaxart, Inc. (the “Company”) on [•], at [•] [a.m.] (Pacific Time), and at any adjournments, postponements or continuations thereof (the “Annual Meeting”), with all the powers the undersigned would possess if personally present at the meeting. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND REVOKES ANY PROXY PREVIOUSLY GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE ANNUAL MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE SIX (6) COMPANY NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS OF THE COMPANY IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF YOU VOTE “FOR” FEWER THAN SIX (6) NOMINEES IN PROPOSAL 1, YOUR SHARES WILL BE VOTED “FOR” ONLY THE NOMINEE(S) THAT YOU HAVE SO MARKED. IF YOU VOTE “FOR” MORE THAN SIX (6) NOMINEES IN PROPOSAL 1, YOUR VOTES ON PROPOSAL 1 WILL BE CONSIDERED INVALID AND WILL NOT BE COUNTED. IF YOU DO NOT MARK A VOTE ON PROPOSAL 2 OR 3, YOUR SHARES WILL BE VOTED “FOR” SUCH PROPOSAL. Continued and to be signed on the reverse side